MANAGED ASSETS TRUST

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ X ] Preliminary Proxy Statement

[   ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                              MANAGED ASSETS TRUST
       -------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):

[ X ] No fee required

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:_________________________

      (2) Aggregate number of securities to which transaction applies:____________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):________________________________________________________

      (4)   Proposed maximum aggregate value of transaction:____________________

      (5)   Total fee paid:_____________________________________________________

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:_____________________________________________

      (2)   Form, Schedule or Registration Statement No.:_______________________

      (3)   Filing Party:_______________________________________________________

      (4)   Date Filed:_________________________________________________________

                   [FORM OF SUPPLEMENTAL SOLICITATION LETTER]

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                         THE TRAVELERS INSURANCE COMPANY
                         CITICORP LIFE INSURANCE COMPANY
                      FIRST CITICORP LIFE INSURANCE COMPANY

                           THE TRAVELERS SERIES TRUST
                        Convertible Securities Portfolio
                       Disciplined Mid Cap Stock Portfolio
                             Equity Income Portfolio
                         Federated High Yield Portfolio
                            Federated Stock Portfolio
                               Large Cap Portfolio
                     Mondrian International Stock Portfolio
                (formerly, Lazard International Stock Portfolio)
                          MFS Mid Cap Growth Portfolio
                               MFS Value Portfolio
                        Mercury Large Cap Core Portfolio
               (formerly, Merrill Lynch Large Cap Core Portfolio)
                             Pioneer Fund Portfolio
                        Social Awareness Stock Portfolio
                        Travelers Quality Bond Portfolio
                      U.S. Government Securities Portfolio
                  Zero Coupon Bond Fund Portfolio (Series 2005)

                              MANAGED ASSETS TRUST
                            CAPITAL APPRECIATION FUND
                              HIGH YIELD BOND TRUST
                             MONEY MARKET PORTFOLIO

                   One Cityplace, Hartford, Connecticut 06103

                                  May __, 2005

Dear Variable Annuity Contract or
      Variable Life Insurance Policy Owner:

      Shares of the above-named portfolios (the "Portfolios") of The Travelers Series Trust (the "Trust"), and the Managed Assets Trust, the Capital Appreciation Fund, the High Yield Bond Trust, and/or the Money Market Portfolio (such four funds the "Separate Funds," and, together with the Portfolios, the "Funds") have been purchased at your direction by The Travelers Life and Annuity Company, The Travelers Insurance Company, Citicorp Life Insurance Company or First Citicorp Life Insurance Company (collectively, "TL&A") through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (collectively, the "variable contracts"). TL&A, as the shareholder of record and legal owner of those separate accounts, has been asked (i) for each Fund, except for the Social Awareness Stock Portfolio of the Trust, to approve a new investment advisory agreement between the Fund (or, in the case of the Portfolios, the Trust, on behalf of each Portfolio) and Travelers Asset Management International Company LLC ("TAMIC"), the investment adviser to each Fund; (ii) to approve a proposal with respect to the future operation of each Fund (except the Social Awareness Stock Portfolio of the Trust) whereby TAMIC may from time to time, subject to approval by the Board of Trustees and to the extent permitted by an exemption ("manager of managers exemption") granted by the Securities and Exchange Commission, enter into new or amended agreements with subadvisers with respect to the Fund without obtaining shareholder approval of such agreements, and to permit such subadvisers to manage the assets of the Fund pursuant to such subadvisory agreement; (iii) to elect a new member to the Board of Trustees of the Trust and each Separate Fund; and (iv) for the Mondrian International Stock Portfolio of the Trust, to approve a new subadvisory agreement between TAMIC and Mondrian Investment Partners Ltd. ("Mondrian"), the subadviser for that Portfolio.

      As an owner of a variable contract with an interest in one or more of those separate accounts, TL&A is asking you for instructions as to how to vote the shares of each Fund that are attributable to your variable contract.

                             YOUR VOTE IS IMPORTANT!

      TAMIC is the investment adviser for each Fund, except for the Social Awareness Stock Portfolio of the Trust. Citigroup Inc. ("Citigroup") has reached an agreement with MetLife, Inc. ("MetLife") to sell TL&A to MetLife. As part of this transaction, TAMIC, which is currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. Under applicable law, a change of control of TAMIC may therefore be deemed to occur, which in turn results in the assignment of TAMIC's investment advisory agreements with the Funds, as well as its subadvisory agreements with the various subadvisers, and the termination of those agreements pursuant to the terms of those agreements.

      The Funds are seeking approval by the variable contract owners of new investment advisory agreements with TAMIC. With respect to the subadvisory agreements, upon becoming a subsidiary of MetLife, TAMIC would also be able to utilize an exemption, if approved by the variable contract owners, from the Securities and Exchange Commission that would allow TAMIC to operate as a "manager of managers" to the Funds. As a manager of managers, TAMIC would retain the responsibility for hiring and, when appropriate, replacing subadvisers. TAMIC would be permitted, subject to certain conditions and to Board of Trustees approval, to enter into new subadvisory agreements for the Funds, including new agreements with the current subadvisers of the Funds whose current subadvisory agreements will be terminated as a result of the sale of TL&A to MetLife. TAMIC would not need, however, to obtain variable contract owner approval, which would otherwise be required, to enter into a new agreement with the current subadviser or a new subadviser.

      The Funds' current trustee who is affiliated with Citigroup has informed the Funds' Board of Trustees that if the sale of TL&A to MetLife is consummated, he will resign as a Board member. Accordingly, it is being proposed that contract owners elect, subject to consummation of the sale, a trustee affiliated with MetLife to replace the current trustee affiliated with Citigroup.

      The approval of the new subadvisory agreement with Mondrian is in connection with the decision of the Board of Trustees of the Trust to replace Lazard Asset Management LLC as subadviser to the Mondrian International Stock Portfolio (formerly, the Lazard International Stock Portfolio) with Mondrian effective May 1, 2005.

      After carefully considering the merits of the proposals, the Board of Trustees of the Trust and the Separate Funds (the "Board") has determined that approval of the proposals is in the best interests of each Fund's shareholders, and indirectly the underlying contract owners of the Funds.

      The Board recommends that you read the enclosed materials carefully and then instruct TL&A to vote FOR the proposals. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN THE VOTING INSTRUCTION FORM(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE. For more information, please call TL&A at 1-800-842-9368.

Respectfully,

The Travelers Life and Annuity Company     The Travelers Insurance Company

Citicorp Life Insurance Company            First Citicorp Life Insurance Company

      WE URGE YOU TO SIGN AND RETURN THE VOTING INSTRUCTION FORM(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                           THE TRAVELERS SERIES TRUST

                        CONVERTIBLE SECURITIES PORTFOLIO
                       DISCIPLINED MID CAP STOCK PORTFOLIO
                             EQUITY INCOME PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                            FEDERATED STOCK PORTFOLIO
                               LARGE CAP PORTFOLIO
                     MONDRIAN INTERNATIONAL STOCK PORTFOLIO
                (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO)
                          MFS MID CAP GROWTH PORTFOLIO
                               MFS VALUE PORTFOLIO
                        MERCURY LARGE CAP CORE PORTFOLIO
               (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)
                             PIONEER FUND PORTFOLIO
                        SOCIAL AWARENESS STOCK PORTFOLIO
                        TRAVELERS QUALITY BOND PORTFOLIO
                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                  ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005)

                              MANAGED ASSETS TRUST
                            CAPITAL APPRECIATION FUND
                              HIGH YIELD BOND TRUST
                             MONEY MARKET PORTFOLIO

                                  ONE CITYPLACE
                           HARTFORD, CONNECTICUT 06103

                                                                    MAY   , 2005

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

To the Shareholders of the Funds:

      NOTICE IS HEREBY GIVEN THAT Special Meetings of the shareholders (the "Shareholders") of the above-named portfolios of The Travelers Series Trust (the "Trust"), and the Managed Assets Trust, the Capital Appreciation Fund, the High Yield Bond Trust and the Money Market Portfolio (such four funds, the "Separate Funds," and, together with the portfolios of the Trust, the "Funds") will be held at One Cityplace, Hartford, Connecticut 06103, on June 10, 2005 at 9:00 a.m. (Eastern time), for the following purposes:

            ITEM 1. Except for the Social Awareness Stock Portfolio of the Trust, to consider and approve new investment advisory agreements between each

      Fund, or the Trust on behalf of a Fund, and Travelers Asset Management International Company LLC ("TAMIC").

            ITEM 2. To consider and approve a proposal with respect to the future operation of each Fund (except for the Social Awareness Stock Portfolio of the Trust) whereby TAMIC may from time to time, subject to approval by the Board of Trustees and to the extent permitted by an exemption granted by the Securities and Exchange Commission, enter into new or amended agreements with subadvisers with respect to the Fund without obtaining Shareholder approval of such agreements, and to permit such subadvisers to manage the assets of the Fund pursuant to such subadvisory agreements.

            ITEM 3. To elect a new member of the Board of Trustees.

            ITEM 4. To consider and approve a new subadvisory agreement for the Mondrian International Stock Portfolio of the Trust between TAMIC and Mondrian Investment Partners Ltd., the subadviser of the Portfolio.

            ITEM 5. To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

      THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEMS 1, 2, 3 AND 4.

      Shareholders of record as of the close of business on April 15, 2005 are entitled to notice of, and to vote at, the Special Meetings or any adjournment(s) thereof.

SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST AND THE SEPARATE FUNDS. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR SUBSEQUENTLY EXECUTED VOTING INSTRUCTIONS OR BY ATTENDING THE SPECIAL MEETINGS AND VOTING IN PERSON.

                                         By Order of the Board of Trustees

                                         _______________________________________
                                         Kathleen A. McGah, Secretary

      May  , 2005

      Hartford, Connecticut

                           THE TRAVELERS SERIES TRUST

                        Convertible Securities Portfolio
                       Disciplined Mid Cap Stock Portfolio
                             Equity Income Portfolio
                         Federated High Yield Portfolio
                            Federated Stock Portfolio
                               Large Cap Portfolio
                     Mondrian International Stock Portfolio
                (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO)
                          MFS Emerging Growth Portfolio
                          MFS Mid Cap Growth Portfolio
                               MFS Value Portfolio
                        Mercury Large Cap Core Portfolio
               (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)
                             Pioneer Fund Portfolio
                        Social Awareness Stock Portfolio
                        Travelers Quality Bond Portfolio
                      U.S. Government Securities Portfolio
                  Zero Coupon Bond Fund Portfolio (Series 2005)

                              MANAGED ASSETS TRUST
                            CAPITAL APPRECIATION FUND
                              HIGH YIELD BOND TRUST
                             MONEY MARKET PORTFOLIO

                                  ONE CITYPLACE
                           HARTFORD, CONNECTICUT 06103
                                 (800) 842-9368

                              JOINT PROXY STATEMENT

      This Joint Proxy Statement ("Proxy Statement") is being furnished in connection with the solicitation of voting instructions by the Board of Trustees (the "Board of Trustees" or the "Trustees") of The Travelers Series Trust (the "Trust"), Managed Assets Trust ("MAT"), Capital Appreciation Fund ("CAF"), High Yield Bond Trust ("HYBT") and Money Market Portfolio ("MMP") (MAT, CAF, HYBT, MMP, referred to collectively herein as the "Separate Funds" and, together with the portfolios of the Trust, referred to collectively herein as the "Funds") for use at the joint special meeting of the shareholders of the Funds ("Shareholders") scheduled for June 10, 2005 at 9:00 a.m. (Eastern time), and any adjournments thereof, at the offices of the Funds at the address set forth above on this Proxy Statement (the "Meeting"). At the Meeting, Shareholders of each Fund (except for the Social Awareness Stock Portfolio of the Trust) will be asked to consider and approve (i) a new investment advisory agreement between the Fund, or the Trust on behalf of the Fund, and Travelers Asset Management International Company LLC ("TAMIC") and (ii) a proposal (the "manager of managers proposal") with respect to the future operation of the Fund whereby TAMIC may from time to time, subject to the approval of the Board of Trustees of the Fund and to the extent permitted by an exemption granted by the Securities and Exchange Commission ("SEC"), enter into new or amended agreements with subadvisers with respect to the Fund without obtaining shareholder approval of such subadvisory agreements, and to permit such subadvisers to manage the assets of the Fund pursuant to such subadvisory agreements. The Shareholders of each of the Separate Funds and of the Trust will be asked to elect a new member of the Board of Trustees. In addition, the shareholders of the Mondrian International Stock Portfolio of the Trust will be asked to consider and approve a new subadvisory agreement between TAMIC and Mondrian Investment Partners Ltd. ("Mondrian"), the subadviser for that Portfolio (this proposal, together with the three proposals set forth above, are collectively referred to herein as the "Proposals"). Shareholders of each Fund will vote separately on the Proposals relating to their Fund for the new investment advisory agreement and the managers of managers exemption. Shareholders of each of the Separate Funds and the Trust will vote separately on the election of a new Trustee. Only Shareholders of the Mondrian International Stock Portfolio will vote on the approval of the new subadvisory agreement with Mondrian. The Funds that will vote on each Proposal are set forth in the table below.

                                                      PROPOSAL TO
                               PROPOSAL TO            APPROVE NEW                                      PROPOSAL TO APPROVE
                             APPROVE MANAGER           INVESTMENT                                        NEW SUBADVISORY
                              OF MANAGERS          ADVISORY AGREEMENT     ELECTION OF NEW TRUSTEE          AGREEMENT
                           --------------------   --------------------   --------------------------   ---------------------
FUNDS VOTING ON PROPOSAL   All Funds, except      All Funds, except      Each Separate Fund and the   Mondrian International
                           the Social Awareness   the Social Awareness   Trust, voting separately     Stock Portfolio
                           Stock Portfolio,       Stock Portfolio,
                           voting separately      voting separately

      This Proxy Statement describes more fully the Proposals. Forms of the new investment advisory agreements are included as Appendices A-1 through A-5 of this Proxy Statement. The form of the new subadvisory agreement with Mondrian for the Mondrian International Stock Portfolio is included as Appendix B.

      Shares of the Funds are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners of variable annuity contracts and variable life insurance policies (collectively, the "variable contracts"). As of the record date for the Meeting, The Travelers Insurance Company, The Travelers Life and Annuity Company, and their affiliates (collectively, "TL&A"), on behalf of separate accounts registered under the Investment Company Act of 1940, as amended (the "1940 Act"), unregistered separate accounts, and related subaccounts (collectively, the "separate accounts"), are the legal owners of 100% of the shares of each Fund.

      TL&A shall vote all shares of each Fund with respect to each Proposal (for, against or abstain from voting) in the same proportion as the timely instructions received from owners of variable contracts that had contract values allocated on the record date to a separate account investing in shares of the Fund (collectively, the "contract owners"). Accordingly, TL&A is furnishing this Proxy Statement to contract owners in connection with the solicitation of voting instructions from the contract owners regarding approval of the Proposals.

      The Meeting will be held on June 10, 2005 at 9:00 a.m. (Eastern time) at the Fund's offices at One Cityplace, Hartford, Connecticut 06103. It is expected that this Proxy Statement will be mailed on or about May , 2005. Shareholders of record at the close of business on April 15, 2005 (the "Record

Date") are entitled to vote on the Proposals. At the Meeting, Shareholders will consider and approve or disapprove each Proposal.

      The chart below lists the number of shares of each Fund that were outstanding as of the close of business on the Record Date. Each share of a Fund is entitled to one vote, with proportionate voting for fractional shares.

                                                       TOTAL NUMBER OF SHARES OUTSTANDING
         NAME OF PORTFOLIO                                  AS OF APRIL 15, 2005
---------------------------------------------          ----------------------------------
Convertible Securities Portfolio                               8,702,509.879
Disciplined Mid Cap Stock Portfolio                            9,730,895.900
Equity Income Portfolio                                       21,297,827.200
Federated High Yield Portfolio                                 9,911,542.885
Federated Stock Portfolio                                      1,891,256.020
Large Cap Portfolio                                           19,017,865.981
Mondrian International Stock Portfolio                        16,384,444.905
MFS Mid Cap Growth Portfolio                                  46,443,746.109
MFS Value Portfolio                                            4,643,225.150
Mercury Large Cap Core Portfolio                              13,737,077.276
Pioneer Fund Portfolio                                        2,841,212,.625
Social Awareness Stock Portfolio                               3,868,821.090
Travelers Quality Bond Portfolio                              16,456,254.008
U.S. Government Securities Portfolio                          19,084,559.893
Zero Coupon Bond Fund Portfolio (Series 2005)                    476,522.441
Managed Assets Trust                                          17,304,827.095
Capital Appreciation Fund                                     15,355,285.488
High Yield Bond Trust                                         11,313,527.417
Money Market Portfolio                                       324,098,894.640

      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH PROPOSAL.

      COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS ARE AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY CALLING TL&A (TOLL-FREE) AT 1-

      The first three Proposals are related to the proposed sale of TL&A by Citigroup Inc. ("Citigroup") to MetLife, Inc. ("MetLife") as described in greater detail under Proposal 1 below. This sale is expected to close on or about June 30, 2005 (the "MetLife Closing Date"). The approval of the new subadvisory agreement with Mondrian (Proposal 4) is in connection with the decision of the Board of Trustees of the Trust to replace Lazard Asset Management LLC as subadviser to the Mondrian

International Stock Portfolio (formerly, the Lazard International Stock Portfolio) with Mondrian effective May 1, 2005.

PROPOSAL 1. APPROVAL OF INVESTMENT ADVISORY AGREEMENT.

                                     SUMMARY

      TAMIC currently serves as investment adviser to each Fund (except the Social Awareness Stock Portfolio) pursuant to a separate investment advisory agreement between TAMIC and each Fund or the Trust on behalf of each of its Portfolios (the "Current Advisory Agreements"). For certain of the Funds, TAMIC has entered into subadvisory and sub-subadvisory agreements with other investment advisers. As explained in more detail below, Shareholders are being asked to approve new investment advisory agreements between TAMIC and each Fund or the Trust (the "New Advisory Agreements"). THE NEW ADVISORY AGREEMENTS WILL CONTAIN TERMS SUBSTANTIALLY THE SAME AS THOSE IN THE CURRENT ADVISORY AGREEMENTS.

      MetLife and Citigroup have announced an agreement for the sale of TL&A by Citigroup to MetLife (the "MetLife Transaction") for $11.5 billion, subject to closing adjustments. The MetLife Transaction includes the acquisition of TL&A subsidiary TAMIC, the investment adviser to the Funds, by MetLife. The Shareholders of the Funds are not being asked to approve the MetLife Transaction. However, given that the Funds' investment adviser will have a new parent company (MetLife) and that under the 1940 Act, a change in control of the investment adviser results in a termination of that adviser's investment advisory contracts, the Current Advisory Agreements and current subadvisory and sub-subadvisory agreements (the "Current Subadvisory and Sub-Subadvisory Agreements") between TAMIC and the respective subadviser and/or sub-subadviser of a Fund, if any, will terminate upon the effective date of the sale of TL&A. Thus, the New Advisory Agreements must be submitted to a vote of the Shareholders.

      Under the terms of the MetLife Transaction, Citigroup will receive $1.0 to $3.0 billion in MetLife equity securities and the balance in cash. The MetLife Transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing. It is planned that the closing of the MetLife Transaction will take place on June 30, 2005 or soon thereafter.

      MetLife, through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. In the United States, the MetLife companies serve individuals in approximately 13 million households and provide benefits to 37 million customers and their family members through their employee benefit plan sponsors.

      Representatives of MetLife have represented to the Board of Trustees that MetLife has no current intention of proposing changes to the investment objectives, policies and restrictions of the Funds, or of merging the Funds with any other investment companies or series thereof sponsored by MetLife. However, such representatives have indicated that MetLife plans to cause TAMIC, subject to Board approval, to retain a current affiliate of TAMIC, Salomon Brothers Asset Management Inc. ("Salomon"), as a temporary subadviser for those Funds that are now managed directly by TAMIC without a subadviser, effective on or about the MetLife Closing Date. Certain of the portfolio managers employed by Salomon are also currently employees of TAMIC and are the current portfolio managers of some of these Funds. Therefore, for certain of the Funds, there is expected to be no change in the day-to-day portfolio manager, while in certain other of these Funds there will be. Furthermore, MetLife may in the future make or recommend to the Trustees such additional changes to any Funds, including merging one or more Funds into other MetLife-sponsored funds, as it determines are appropriate and as permitted by applicable law.

      In connection with the closing of the MetLife Transaction, MetLife, Citigroup and certain of their affiliates will enter into a Distribution Agreement under which Citigroup-affiliated broker-dealers will, subject to the terms and conditions of such Distribution Agreement, continue to offer existing TL&A insurance contracts for a period of ten years from the MetLife Closing Date. In addition, MetLife, Citigroup and certain of their affiliates will enter into an Investment Products Agreement under which the existing TL&A insurance products will, for a period of five years after the MetLife Closing Date and subject to the other terms and conditions of the Investment Products Agreement, continue to include the same Citigroup-sponsored funds that are currently included as investment options under such products.

      As reflected by Proposal 2, representatives of MetLife have recommended that each Fund (except the Social Awareness Stock Portfolio) operate in the future as a "manager of managers" fund. (Please see Proposal 2 for more information.) Thus, if Proposal 2 is approved by the Shareholders of each Fund at the Meeting, new subadvisory and sub-subadvisory agreements for the Funds will be approved only by the Board of the Trust or the Separate Fund, as permitted by the manager of managers proposal.

      MetLife has agreed that it will satisfy certain conditions set forth in
Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor, which allows an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as certain conditions are met. One such provision provides that no "unfair burden" may be imposed upon the investment company as a result of such a change-in-control transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement, during the two-year period after the change in control, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

      The Funds have not been advised by MetLife or TAMIC of any circumstance arising from the MetLife Transaction that might result in the imposition of an "unfair burden" on the Funds as a result of the MetLife Transaction. Moreover, MetLife has agreed that for a period of not less than two years after the consummation of the MetLife Transaction, it will refrain from imposing an "unfair burden" on the Funds in connection with the MetLife Transaction.

      Proposal 1 assumes the consummation of the MetLife Transaction. Should the MetLife Transaction fail to close, then there would be no change in control of TAMIC, and no consequent termination of the Current Advisory Agreements. Thus no vote would be necessary to approve any new agreements.

THE INVESTMENT ADVISORY AGREEMENTS

      THE CURRENT ADVISORY AGREEMENTS

      The following chart lists the date of each Current Advisory Agreement, the date it was last considered and renewed or approved by the Trustees, the date on which it was last approved by Shareholders subsequent to the commencement of operations of the Fund, and the reason it was last submitted for Shareholder approval.

                                                                                                         DATE LAST
                                                                                                        APPROVED BY
                                                                          DATE LAST APPROVED          SHAREHOLDERS AND
                                                   DATE OF CURRENT          OR RENEWED BY               REASONS FOR
          NAME OF PORTFOLIO                       ADVISORY AGREEMENT          TRUSTEES                   SUBMISSION
--------------------------------------            ------------------      ------------------          ----------------
Convertible Securities Portfolio                   May 1, 1998, as          July 23, 2004                   N.A.
                                                   last amended
                                                   October 31, 2003

Disciplined Mid Cap Stock Portfolio                January 1, 1997,         July 23, 2004                   N.A.
                                                   as last amended
                                                   October 31, 2003

Equity Income Portfolio                            August 1, 1996,          July 23, 2004                   N.A.
                                                   as last amended
                                                   September 1, 2004

Federated High Yield Portfolio                     August 1, 1996 as        July 23, 2004                   N.A.
                                                   last amended
                                                   October 31, 2003,

Federated Stock Portfolio                          August 1, 1996 as        July 23, 2004                   N.A.
                                                   last amended
                                                   October 31, 2003,

Large Cap Portfolio                                August 1, 1996,          July 23, 2004                   N.A.
                                                   as last amended
                                                   September 1, 2004

Mondrian International Stock Portfolio             August 1, 1996,          July 23, 2004                   N.A.
                                                   as last amended
                                                   May 1, 2005

MFS Mid Cap Growth Portfolio                       March 20, 1998,          July 23, 2004                   N.A.
                                                   as last amended
                                                   September 1, 2004

MFS Value Portfolio                                July 20, 1998, as        July 23, 2004                   N.A.
                                                   last amended
                                                   September 1, 2004

Mercury Large Cap Core Portfolio                   March 20, 1998,          July 23, 2004                   N.A.
                                                   as last amended
                                                   September 1, 2004

                                                                                                         DATE LAST
                                                                                                        APPROVED BY
                                                                          DATE LAST APPROVED          SHAREHOLDERS AND
                                                   DATE OF CURRENT          OR RENEWED BY               REASONS FOR
          NAME OF PORTFOLIO                       ADVISORY AGREEMENT          TRUSTEES                   SUBMISSION
--------------------------------------            ------------------      ------------------          ----------------
Pioneer Fund Portfolio                             May 1, 2003, as          October 29, 2004                 N.A.
                                                   last amended
                                                   December 1, 2004

Travelers Quality Bond Portfolio                   August 1, 1996,          July 23, 2004                    N.A.
                                                   as last amended
                                                   October 31, 2003

U.S. Government Securities Portfolio               December 30,             July 23, 2004                    N.A.
                                                   1992, as last
                                                   amended October
                                                   31, 2003

Zero Coupon Bond Fund Portfolio                    July 1, 1995, as         July 23, 2004                    N.A.
(Series 2005)                                      last amended
                                                   October 31, 2003

Managed Assets Trust                               December 30,             July 23, 2004                    N.A.
                                                   1992, as last
                                                   amended October
                                                   31, 2003

Capital Appreciation Fund                          July 1, 1996, as         July 23, 2004                    N.A.
                                                   last amended
                                                   September 1, 2004

High Yield Bond Trust                              December 30,             July 23, 2004
                                                   1992, as last
                                                   amended October
                                                   31, 2003

Money Market Portfolio                             December 30,             July 23, 2004
                                                   1992, as last
                                                   amended October
                                                   31, 2003

      The key terms, including fee rates, of the Current Advisory Agreements are set out in detail under the heading "The New Advisory Agreements" below.

      The following table sets forth the aggregate advisory fees paid by the Funds to TAMIC for the fiscal year ended December 31, 2004.

             NAME OF PORTFOLIO                     AGGREGATE ADVISORY FEES PAID (1)
---------------------------------------------      --------------------------------
Convertible Securities Portfolio                               $  561,951
Disciplined Mid Cap Stock Portfolio                            $1,237,113
Equity Income Portfolio                                        $2,383,119
Federated High Yield Portfolio                                 $  520,768
Federated Stock Portfolio                                      $  196,073

             NAME OF PORTFOLIO                     AGGREGATE ADVISORY FEES PAID (1)
---------------------------------------------      --------------------------------
Large Cap Portfolio                                            $1,848,132
Mondrian International Stock Portfolio                         $1,264,681
MFS Mid Cap Growth Portfolio                                   $1,593,939
MFS Value Portfolio                                            $  293,439
Mercury Large Cap Core Portfolio                               $  920,627
Pioneer Fund Portfolio                                         $  217,848
Travelers Quality Bond Portfolio                               $  642,159
U.S. Government Securities Portfolio                           $  680,899
Zero Coupon Bond Fund Portfolio (Series 2005)                  $    5,282
Managed Assets Trust                                           $1,444,024
Capital Appreciation Fund                                      $  455,866
High Yield Bond Trust                                          $  440,316
Money Market Portfolio                                         $1,093,070

(1) Net of applicable expense caps.

THE NEW ADVISORY AGREEMENTS

      The New Advisory Agreements are the same in all material respects as the Current Advisory Agreements, except that for certain of the Agreements, language will be added to make explicit the authority of TAMIC to hire subadvisers. In addition, each New Advisory Agreement will reflect the MetLife Closing Date as its new effective date. Forms of the New Advisory Agreements for the Funds are attached to this proxy statement as Appendices A-1 through A-5. While the New Advisory Agreements may vary in certain respects from Fund to Fund, the terms of the New Advisory Agreements set forth below are included in substance in all such Agreements.

      Under the New Advisory Agreements, TAMIC will continue to provide investment advisory services to each Fund, including furnishing to the Fund advice and assistance with respect to the acquisition, holding or disposal of the Fund's investments in accordance with the investment objectives, policies and restrictions of the Fund. The New Advisory Agreements explicitly authorize TAMIC, subject to the approval of the Board of Trustees, to enter into agreements with other investment advisers to provide investment advice or other services to the Fund. The Agreements provide that TAMIC remains responsible for ensuring that any such subadviser conducts its operations in a manner consistent with the terms of the Agreement.

      All services under the New Advisory Agreements must be provided in accordance with the provisions of the 1940 Act and any rules or regulations thereunder, the Securities Act of 1933 and any rules or regulations thereunder, the Internal Revenue Code, any other applicable provision of law, the Agreement and Declaration of Trust of the Fund or Trust, the by-laws of the Fund or Trust, any policies adopted by the Trustees, and the investment policies of each Fund as disclosed in the registration statement of the Fund or Trust on file with the Securities and Exchange Commission (the "SEC"), as amended from time to time.

      As compensation for its services, TAMIC will be entitled to receive from each Fund fees calculated as a percentage of each Fund's average daily net assets (except for the MFS Mid Cap Growth Portfolio and MFS Value Portfolio, where the fee is based on the combined assets of certain Funds). Fees under the New Advisory Agreements will be calculated at the same rate as those incurred under the Current Advisory Agreements. The annual rate paid by each Fund is set forth below. The table also shows any expense caps that are in place. Under an Expense Cap Agreement, The Travelers Insurance Company has agreed to reimburse each of the Funds for the amounts by which a Fund's aggregate annual expenses, including investment advisory fees, but excluding brokerage commissions, interest charges and taxes, exceeds the expense caps shown below for any year. The Travelers Insurance Company may terminate the Expense Cap Agreement upon 60 days notice.

                                                   ADVISORY FEE PAID TO TAMIC
                                                       (AS A PERCENTAGE OF
                   FUND                                 DAILY NET ASSETS)                    EXPENSE CAP
------------------------------------------   -----------------------------------------       -----------
Convertible Securities                       0.60%                                                0.80%

Disciplined Mid Cap Stock                    0.70%                                                0.95%

Equity Income                                0.75% on the first $250 million;                     0.95%
                                             0.70% on the next $500 million;
                                             0.65% over $750 million

Federated High Yield                         0.65%                                                0.95%

Federated Stock                              0.625%                                               0.95%

Large Cap                                    0.75% on the first $250 million;                     0.95%
                                             0.70% on the next $500 million;
                                             0.65% over $750 million

Mondrian International Stock                 0.775% on the first $100 million;                    1.25%
                                             0.65% over $100 million

MFS Mid Cap Growth+                          0.7775% on the first $600 million;                   1.00%
                                             0.7525% on the next $300 million;
                                             0.7275% on the next $600 million;
                                             0.7025% on the next $1 billion and
                                             0.6525% over $2.5 billion

MFS Value Portfolio+                         0.750% on the first $600 million;                    1.00%
                                             0.725% on the next $300 million;
                                             0.700% on the next $600 million;
                                             0.675% on the next $1 billion;
                                             0.625% over $2.5 billion

-------------------
+ For the purposes of meeting the various asset levels and determining an effective fee rate for the MFS Mid Cap Growth Portfolio and the MFS Value Portfolio, the combined average daily net assts of such Funds and a portfolio of another investment company for which an affiliate of TAMIC is investment adviser and Massachusetts Financial Services Company is subadviser is used. This method of calculating the fee for these Funds went into effect on February 25, 2005.

                                                   ADVISORY FEE PAID TO TAMIC
                                                       (AS A PERCENTAGE OF
                   FUND                                 DAILY NET ASSETS)                    EXPENSE CAP
------------------------------------------   -----------------------------------------       -----------
Mercury Large Cap Core                       0.775% on the first $250 million;                    1.00%
                                             0.750% on the next $250 million;
                                             0.725% on the next $500 million;
                                             0.700% on the next $1 billion;
                                             0.650% over $2 billion

Pioneer Fund Portfolio                       0.750% on the first $250 million;                    1.25%
                                             0.700% on the next $250 million;
                                             0.675% on the next $500 million;
                                             0.650% on the next $1 billion;
                                             0.600% over $2 billion

Travelers Quality Bond                       0.3233%                                              0.75%

U.S. Government Securities                   0.3233%                                              1.25%

Zero Coupon Bond Fund Portfolio (Series      0.10%                                                0.15%
2005)

Managed Assets Trust                         0.50%                                                1.25%

Capital Appreciation Fund                    0.70% on the first $1.5 billion;                     1.25%
                                             0.65% over $1.5 billion

High Yield Bond Trust                        0.50% of the first $50 million;                      1.25%
                                             0.40% on the next $100 million;
                                             0.30% on the next $100 million;
                                             0.25% over $250 million

Money Market Portfolio                       0.3233%                                              0.40%

      Contingent upon receipt of shareholder approval, the New Advisory Agreements will be effective upon the MetLife Closing, and will continue in effect until July, 2005, when the annual review of such Agreements for renewal had been planned independently of the MetLife Transaction. Thereafter, each New Advisory Agreement will continue in effect as to any Fund for successive annual periods, provided their continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Trustees or (2) a vote of the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund and (3) in either event by a majority of the Trustees who are not "interested persons," as defined in the 1940 Act, of TAMIC (the "Independent Trustees").

      Under the New Advisory Agreements, TAMIC will continue to provide, at its expense, office space, facilities and equipment for carrying out its agreed-upon duties. TAMIC or an affiliate also bears the cost of reasonable compensation, fees, and related expenses of the Trust's or Separate Fund's officers and the Trustees that are "interested persons" of the Trust or Separate Fund. Other expenses incurred in the operation of a Fund are generally paid by such Fund.

      The New Advisory Agreement for each Fund provides that it may be terminated by the Trustees, a majority of Shareholders of the Fund, or TAMIC at any time (although some of the Agreements limit TAMIC's ability to terminate), without penalty, by giving the other party 60 days' written notice. The New Advisory Agreements also provide that TAMIC shall not be liable for any error of judgment or mistake of law, any loss arising out of any investment, or any act or omission taken with respect to a

Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of TAMIC's disregard of its obligations and duties thereunder.

      TAMIC acts as investment adviser to two other investment companies with investment objectives similar to the Travelers Quality Bond Portfolio of the Trust. Specifically, the Travelers Managed Income Portfolio of the Travelers Series Fund Inc. and the Travelers Quality Bond Account for Variable Annuities are similar in investment objectives to the Travelers Quality Bond Portfolio. TAMIC receives a management fee of 0.65% of the daily net assets of the Travelers Managed Income Portfolio, and in turn pays 0.10% to another entity owned by Citigroup for administrative services. As of December 31, 2004, the
total assets in the Travelers Managed Income Portfolio were $     .

      TAMIC receives an advisory fee of 0.3233% of the daily net assets of the Travelers Quality Bond Account for Variable Annuities. As of December 31, 2004, the total assets in that Account were $101,206,514.

      TRUSTEES' CONSIDERATIONS

      In connection with making its determinations, the Board was provided with information about MetLife and its purchase of TL&A from Citigroup. At a telephonic meeting on March 17, 2005 and in-person meetings on March 29 and 30, 2005, the Trustees discussed with certain MetLife representatives MetLife's intentions regarding the preservation and strengthening of TAMIC's business and MetLife's intentions regarding staffing changes and executive leadership changes at TAMIC. The MetLife representatives also discussed and provided the Trustees with certain written information on MetLife's business and products, including the experience of MetLife's advisory subsidiaries in overseeing subadvised mutual funds. The Trustees also discussed the plans and anticipated roles and responsibilities of certain TAMIC employees and officers after the MetLife Transaction.

      Among other things, the Trustees considered:

            - the ability of TAMIC to continue its oversight of both the investment and compliance operations of the subadvisers and sub-subadvisers after the change in control;

            - the intention of MetLife to integrate TL&A, including TAMIC, into MetLife's current businesses to create a single business operation;

            - anticipated changes to back office operations relating to the Funds, including the provision of administrative and transfer agency services, after the change in control; and

            - the fact that the terms of each New Advisory Agreement, including the fees, would be identical to the Current Advisory Agreement it is replacing, except for the inception date and, for certain of the Funds, the express authority for TAMIC to retain subadvisers.

      The Trustees were also informed that, in light of personnel changes at TAMIC that are expected to occur or on about the MetLife Closing Date, MetLife intends to hire Salomon Brothers Asset Management ("Salomon"), currently an affiliate of TAMIC (though Salomon will not be an affiliate after the MetLife Closing Date), as temporary subadviser for those Funds that are now managed directly by TAMIC without a subadviser, effective on or about the MetLife Closing Date. They were told that certain of the portfolio managers to be employed by Salomon to manage the Funds are also currently employees of TAMIC and are the current portfolio managers of some of these Funds, so for certain of these Funds, there is expected to be no change in the day-to-day portfolio manager, while in certain other of these Funds there will be. The Trustees were also told that after the MetLife Closing Date, MetLife's plan is for TAMIC to conduct a formal search for candidates to act as subadviser on an ongoing basis to those Funds, and to make a recommendation to the Board, probably in the Fall of 2005.

      The Board also considered the agreements between MetLife and Citigroup entered into in connection with the MetLife Transaction under which Citigroup-affiliated broker-dealers will continue to offer the existing TL&A insurance contracts and such contracts will continue to include
Citigroup-sponsored funds as investment options, as discussed in more detail under "Summary" above.

      The Board also considered its plans to perform a full review of the New Advisory Agreements pursuant to Section 15(c) of the 1940 Act at its regularly scheduled July Board meeting, which will occur approximately three weeks after the MetLife Closing Date. In light of the continuity of investment management under the New Advisory Agreements, the short period between the effective date of those Agreements and the upcoming full review, and MetLife's plans to conduct a formal search for a subadviser for the Funds for which Salomon would serve as temporary subadviser, the Board did not deem it necessary at this time to conduct an in-depth review of the services provided by TAMIC under the Agreements. Nonetheless, with respect to the nature, extent and quality of the services provided by TAMIC and the investment performance of the Funds, the Board noted that the performance of the Funds had generally been good and that TAMIC had taken steps to address situations where this was not the case, including by recommending the replacement of subadvisers where appropriate. As to the profits realized by TAMIC from its relationship with the Funds, the Board noted that it was satisfied that TAMIC's profits were not excessive in the past, and that it was not possible to predict how the MetLife Transaction would affect such profits. As to whether economies of scale would be realized as the Funds grow and whether fee levels reflect any such economies of scale, the Board noted that the investment advisory fee rates for most of the Funds included "breakpoints" that reduced the fees payable at higher asset levels, and noted its intention to explore the possibility of instituting breakpoints for those Funds where they were not currently in place. The Trustees also considered such additional factors they felt were relevant.

      After carefully considering the information described above, the Trustees, including the Independent Trustees, unanimously voted to approve the New Advisory Agreement for each Fund and to recommend that each Fund's Shareholders vote to approve the New Advisory Agreement for their Fund.

      In the event that the Shareholders of any Fund have not approved the New Advisory Agreement for their Fund by the MetLife Closing Date, TAMIC will enter into an interim advisory agreement with the Fund, or the Trust on behalf of a Fund, pursuant to Rule 15a-4 under the 1940 Act, which will take effect immediately following the closing of the MetLife Transaction. The interim advisory agreement for a Fund will be in substantially the form of the proposed New Advisory Agreement for the Fund but also will include certain provisions required by Rule 15a-4. These provisions include a maximum term of 150 days, a provision that the Trustees or a majority of the Fund's shareholders may terminate the agreement at any time without penalty on not more than 10 days' written notice, and a provision that the compensation earned by TAMIC thereunder will be held in an interest-bearing escrow account until shareholder approval of the New Advisory Agreement is obtained, after which the amount in the escrow account, together with any interest, will be paid to TAMIC. If a Fund has not received the requisite shareholder approval for the New Advisory Agreement within 150 days after the MetLife Closing Date, the Trustees will consider other appropriate arrangements subject to approval in accordance with the 1940 Act.

THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR APPROVAL OF EACH NEW ADVISORY AGREEMENT.

      INVESTMENT ADVISER

      TAMIC, a Delaware limited liability company, serves as investment adviser to all of the Funds (except for the Social Awareness Stock Portfolio), as well as to certain other registered investment companies or their series. TAMIC also provides investment advice to individual and pooled pension and profit-sharing accounts and non-affiliated insurance companies. TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. TAMIC is currently an indirect wholly owned subsidiary of The Travelers Insurance Company, which is an indirect wholly owned subsidiary of Citigroup. TAMIC's principal offices are located at 242 Trumbull Street, Hartford, Connecticut, 06115. The principal executive officer and directors of TAMIC are set forth in the following table.

OFFICER OR DIRECTOR                      PRINCIPAL OCCUPATION                           ADDRESS
Peter J. Wilby             Managing Director, Chief Investment Officer North       399 Park Avenue
Director                   American Fixed Income, High Yield and Emerging          New York, NY 10043
                           Markets - Citigroup Asset Management

James C. Zelter            Chief Investment Officer - Citigroup Global             390 Greenwich Street
Director                   Investments                                             New York, NY 10013

David A. Torchia           Managing Director - Citigroup Asset Management          399 Park Avenue
Director                                                                           New York, NY 10043

David P. Marks             Chief Investment Officer - Citigroup Insurance          242 Trumbull St
President                  Investments                                             Hartford, CT 06103

      The investment adviser for the Social Awareness Stock Portfolio is Smith Barney Fund Management, 125 Broad Street, New York, New York 10004.

      OTHER SERVICES

      Subject to review by each Board, the Funds are expected, at the time of or shortly after the closing of the MetLife Transaction, to retain certain other service providers that would involve changes from those currently providing similar services to the Funds. Citicorp Trust Bank, fsb ("CTB"), a subsidiary of Citigroup, serves as the transfer agent and PFPC Inc. serves as sub-transfer agent for the Separate Funds and the Trust. With respect to the Funds that it manages, TAMIC has entered into sub-administration agreements with Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup, under which SBFM performs pricing, bookkeeping, and other administrative services for the Funds, and similar sub-administration agreements will be entered into between TAMIC and SBFM with respect to the Funds. State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110 serves as the custodian for the Funds.

      The arrangements with the Citigroup affiliates CTB and SBFM are expected to be terminated at the time of or shortly after the closing of the MetLife Transaction, subject to review by MetLife and each Board. In this regard, MetLife intends to propose to each Board for its approval the replacement of such service providers with the service providers generally used by other MetLife investment companies. State Street serves as administrative agent for one such investment company, while MetLife serves as transfer agent to such companies. State Street serves as custodian for such companies, as it does for the Funds.

      BROKERAGE

      TAMIC's policy with respect to the selection of brokers to execute transactions in the Funds' portfolio securities is set forth after Proposal 4.

PROPOSAL 2. FUTURE SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER VOTE

      Each Fund (except for the Social Awareness Stock Portfolio, which is not managed by TAMIC) proposes, to the extent permitted by an exemption granted by the SEC and subject to the approval of the Board of Trustees, to permit TAMIC to enter into new or amended agreements with any subadviser with respect to the Fund without obtaining shareholder approval of such agreements, and to permit such subadvisers to manage the assets of the Fund pursuant to such subadvisory agreements.

      The 1940 Act generally provides that an investment adviser or subadviser to a mutual fund may act as such only pursuant to a written agreement that has been approved by a vote of the fund's shareholders, as well as by a vote of a majority of the trustees of the fund who are not parties to such agreement or interested persons of any party to such agreement. Certain MetLife subsidiaries, which are registered with the SEC as "investment advisers", however, have received from the SEC an exemption from the shareholder approval voting requirement in certain circumstances (the "SEC Exemption").

      Upon becoming an indirect subsidiary of MetLife, the SEC exemption would also apply to TAMIC and, subject to certain conditions, any Fund advised by TAMIC. Under the SEC Exemption, TAMIC would be permitted, under specified conditions, to enter into new and amended subadvisory agreements for the management of a Fund, including agreements with new subadvisers and agreements with existing subadvisers if there is a material change in the terms of the subadvisory agreement, or if there is an "assignment," as defined in the 1940 Act, or other event causing termination of the existing subadvisory agreement, without obtaining the approval of the Fund's shareholders of such new or amended subadvisory agreement. Such agreements must nevertheless be approved by the Trustees, in accordance with the requirements of the 1940 Act. One of the conditions of the SEC Exemption is that within 90 days after entering into a new or amended subadvisory agreement without shareholder approval, the Fund must provide to shareholders an information statement setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. Furthermore, the Fund would still require shareholder approval to materially amend its investment advisory agreement with TAMIC (including any amendment to raise the management fee rate payable under such agreement) or to enter into a new investment advisory agreement with TAMIC or any other adviser.

      The SEC has proposed a new Rule 15a-5 under the 1940 Act which would codify the relief granted by the SEC Exemption. While the proposed rule generally contains the same conditions as the SEC exemption obtained by MetLife, there are some differences. The conditions of the new Rule would likely supersede the conditions of the SEC exemption obtained by MetLife. As proposed, the most significant difference in the conditions of the proposed new Rule is that the name of each Fund must have the investment adviser's name precede the name of the subadviser, if the subadviser's name is included in the name of the Fund. To the extent that the Rule as finally adopted has this or other different conditions, TAMIC and the Funds will likely have to comply with this and any other different conditions contained in the final version of the Rule as adopted by the SEC.

     The Trust and the Separate Funds are requesting shareholder approval of this Proposal for several reasons. As described under Proposal 1, the Trust and the Separate Funds each utilizes an adviser/subadviser management structure, where TAMIC acts as each Fund's investment adviser (except for the Social Awareness Stock Portfolio), delegating the day-to-day portfolio management to a subadviser. Under such a structure, the Fund's subadviser acts in a capacity similar to that of the portfolio manager in a more traditional structure that does not involve a subadviser. Specifically, each Fund's subadviser, like a portfolio manager in a more traditional mutual fund advisory structure, manages the Fund under the oversight and supervision of the Fund's adviser. If the Fund were to change subadvisers, TAMIC would continue in its role as adviser and would continue to exercise oversight and supervision of the Fund's investment affairs as conducted by the new subadviser. Changing the Fund's subadviser is, therefore, analogous to the adviser's replacing the portfolio manager of a single-manager managed fund who is employed by the adviser, which does not require shareholder approval under the 1940 Act.

      In addition, given the Fund's management structure, the shareholder approval requirement under the 1940 Act may cause a Fund's shareholders to incur unnecessary expenses and could hinder the prompt implementation of subadvisory changes that are in the best interest of the shareholders, such as prompt removal of a subadviser if circumstances warrant such removal. The Trustees believe that without the ability to promptly employ or re-employ a subadviser, investors' expectations may be frustrated and a Fund and its shareholders could be disadvantaged under certain circumstances. These circumstances include: (a) where a subadviser has been terminated because its performance was unsatisfactory or its retention was otherwise deemed inadvisable, (b) where a subadviser has resigned and (c) where there has been an "assignment" (i.e., a change in the actual control or management of a subadviser) or other event causing the termination of a subadvisory agreement.

      In the absence of an exemption, to obtain the shareholder approval required by the 1940 Act for a subadvisory agreement, a Fund would need to convene a shareholder's meeting, which invariably involves considerable delay and expense. Where TAMIC, as adviser, has recommended replacement of a subadviser, and the Trustees have determined that such replacement is necessary or appropriate, the Fund could receive less than satisfactory subadvisory services prior to the time that an agreement with a new subadviser is approved by shareholders. Also, in that situation or where there has been an unexpected resignation or change in control of a subadviser (events which, in many cases, are beyond the control of the Fund), the Fund may be forced to operate with a less than satisfactory subadviser for some period of time. In such circumstances, without the ability to engage a new subadviser promptly, TAMIC, as the adviser, might have to assume direct responsibility on a temporary basis for management of the assets previously assigned to a subadviser.

      If this manager of managers Proposal is approved by the Shareholders at the Meeting, it is the present intention of MetLife and TAMIC to use the authority granted by the exemption to retain the present subadvisers and sub-subadvisers of the Funds, and, as previously discussed, hire Salomon to be the subadviser for those Funds which currently are managed directly by TAMIC without a subadviser.

      If the MetLife Transaction is not consummated, then TAMIC will not have the authority to enter into new or amended agreements without shareholder approval, since the SEC Exemption only applies to affiliates of MetLife. However, TAMIC would have the ability, subject to Board approval, to apply to the SEC for its own exemption as well as the ability to utilize proposed Rule 15a-5 if and when it is actually adopted, without seeking any additional shareholder approval.

      If the Shareholders of a Fund do not approve this Proposal, the Trustees of the Fund will consider such alternative actions as may be in the best interests of the Fund.

      THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE PROPOSED GRANT OF AUTHORITY TO PERMIT TAMIC TO ENTER INTO NEW OR AMENDED AGREEMENTS WITH SUBADVISERS WITH RESPECT TO THE FUND WITHOUT OBTAINING SHAREHOLDER APPROVAL OF SUCH AGREEMENTS, AND TO PERMIT SUCH SUBADVISERS TO MANAGE THE ASSETS OF THE FUND PURSUANT TO SUCH SUBADVISORY AGREEMENTS.

PROPOSAL 3. ELECTION OF NEW TRUSTEE.

      Ms. Elizabeth Forget, a [INSERT TITLE] of MetLife, has been nominated by the Board of Trustees, pursuant to a recommendation of the Nominating and Administration Committee of the Board, to serve as a member of the Board of Trustees of each Separate Fund and the Trust, effective on the MetLife Closing Date. If elected by the contract owners at the Meeting, Ms. Forget will replace Mr. Jay Gerken, who, in connection with the sale of TAMIC to MetLife described in Proposal 1 above, will resign as a member of the Board. Ms. Forget will serve until her successor is elected and qualified. It is expected that if so elected, Ms. Forget would also replace Mr. Gerken as Chairman, President and CEO of the Separate Funds and the Trust. Ms. Forget's current principal occupation and other relevant circumstances are set forth in the table below.

      If the MetLife Transaction is not consummated, then this Proposal will not take effect. In that event, Ms. Forget will not become a Trustee or officer of the Separate Funds or the Trust.

      For the year ended December 31, 2004, the Board of Trustees met [INSERT NUMBER OF MEETINGS] times. Each member of the Board attended at least seventy-five percent of the Board meetings.

      Shareholders of the Fund can send communications to the Board of Trustees by submitting them to the Board in care of the Secretary to the Board listed below, using the address on the cover page of this Joint Proxy Statement.

      The following tables give information about each Trustee and the officers of the Funds. As with Mr. Gerken, it is expected that the Board of Trustees of the Funds will be replacing the current officers with new officers affiliated with MetLife as part of the transactions described above in Proposal 1.

OFFICERS AND INTERESTED TRUSTEES

                                                                                                      Number of
                                          Term of                                                    Portfolios in        Other
                                         Office and                                                  Fund Complex   Directorships of
                      Position(s) Held   Length of                                                    Overseen by   Public Companies
Name Address and Age      with Funds    Time Served  Principal Occupation During Last Five Years        Trustee     Held by Trustee
--------------------  ----------------  -----------  -------------------------------------------     -------------  ----------------
*R. Jay Gerken        Chairman,         Since 2002   Managing Director (1989 to present) of                N/A            N/A
399 Park Avenue       President, CEO                 Citigroup Global Markets Inc.; Chairman,
New York, NY          and Trustee                    President and CEO of Smith Barney Fund
Age 53                                               Management LLC; Travelers Investment Adviser,
                                                     Inc. and CitiFund Management Inc. Chairman,
                                                     Chief Executive Officer and President, Board
                                                     of Managers (2002-present), six Variable
                                                     Annuity Separate Accounts of The Travelers
                                                     Insurance Company+.

*Elizabeth Forget     Nominee as        New
[address]             Trustee

Ernest J. Wright      Assistant         Since 2004   Vice President and Secretary (1996-present),          N/A            N/A
One Cityplace         Secretary to the               Assistant Secretary (1994-1996), Counsel
Hartford, Connecticut Board                          (1987-present), The Travelers Insurance
Age 64                                               Company; Secretary (1994 to 2004), Assistant
                                                     Secretary (2004 to present), six Variable
                                                     Annuity Separate Accounts of The Travelers
                                                     Insurance Company+.

Kathleen A. McGah     Secretary to the  Since 2004   Deputy General Counsel (1999 - present),              N/A            N/A
One Cityplace         Board                          Assistant Secretary (1995-present), The
Hartford, Connecticut                                Travelers Insurance Company; Assistant
Age 54                                               Secretary (1995 to 2004), Secretary (2004 to
                                                     present), six Variable Annuity Separate
                                                     Accounts of The Travelers Insurance Company+;
                                                     Assistant Secretary, (1995 to 2004); Prior to
                                                     January 1995, Counsel, ITT Hartford Life
                                                     Insurance Company.

Andrew B. Shoup       Senior Vice       Since 2004   Director of Citigroup Asset Management;               N/A            N/A
125 Broad Street      President and                  Treasurer of certain mutual funds associated
New York, New York    Chief                          with Citigroup. Head of International Funds
Age 48                Administrative                 Administration of CAM (2001-2003); Director of
                      Officer                        Global Funds Administration of CAM from
                                                     2000-2001; Head of U.S. Citibank Funds
                                                     Administration of CAM (1998-2000).

Kaprel Ozsolak        Treasurer (Trust) Since 2002   Vice President of Citigroup Global Markets Inc.       N/A            N/A
125 Broad Street
New York, New York    Controller        Since 2002
Age 39                (Separate Funds)

Andrew Beagley        Chief Anti-Money  Since 2002   Director of Citigroup Global Markets, Inc.            N/A            N/A
399 Park Avenue       Laundering                     (since 2000); Director of Compliance, North
New York, New York    Compliance                     America, Citigroup Asset Management (since
Age 40                Officer                        2000); Chief Anti-Money Laundering Compliance
                                                     Officer and Vice President of certain mutual
                                                     funds associated with Citigroup; Director of
                                                     Compliance, Europe, the Middle East and
                                                     Africa, Citigroup Asset Management (from 1999
                                                     to 2000); Compliance Officer, Salomon Brothers
                                                     Asset Management Limited, Smith Barney Global
                                                     Capital Management Inc., Salomon Brothers
                                                     Asset Management Asia Pacific Limited (from
                                                     1997 to 1999.

William D. Wilcox     Chief Compliance  Since 2002   Counsel and Chief Compliance Officer (1999 -          N/A            N/A
One Cityplace         Officer (Trust)                present); The Travelers Insurance Company.
Hartford, CT
Age 40                Chief Compliance
                      Officer
                      (Separate Funds)  Since 2004

INDEPENDENT TRUSTEES

                                                                                                      Number of
                                                                                                    Portfolios in       Other
                      Position(s)  Term of Office                                                   Fund Complex   Directorships of
                       Held with    and Length of                                                    Overseen by   Public Companies
Name Address and Age     Funds      Time Served       Principal Occupation During Last Five Years      Trustee      Held by Trustee
--------------------- -----------  --------------  ------------------------------------------------ ------------- ------------------
Robert E. McGill, III Trustee      Since 1991      Retired manufacturing executive. Director (1995-      40++     None
295 Hancock Street    (Trust and                   2000), Chemfab Corporation (specialty materials
Williamstown, MA      Separate                     manufacturer); Director (1999-2001),
Age 73                Funds)                       Ravenwood Winery, Inc.; Director (1999-2003),
                                                   Lydall Inc. (manufacturer of fiber materials);
                                                   Member, Board of Managers (1974-present), six
                                                   Variable Annuity Separate Accounts of The
                                                   Travelers Insurance Company+.

Lewis Mandell         Trustee      Since 1991      Professor of Finance and Managerial Economics,        40++     Director (2000-
Trustee               (Trust)                      University at Buffalo since 1998. Dean, School                 present),
160 Jacobs Hall                                     of Management (1998-2001), University at                       Delaware North
Buffalo, NY           Trustee                      Buffalo; Member, Board of Managers (1990-                      Corp. (hospitality
Age 61                (Separate    Since 1990      present), six Variable Annuity Separate Accounts               business)
                      Funds)                       of The Travelers Insurance Company+.

Frances M. Hawk,      Trustee      Since 1991      Private Investor (1997-present). Member, Board        40++     None
CFA, CFP              (Trust and                   of Managers (1991-present), six Variable
Trustee               Separate                     Annuity Separate Accounts of The Travelers
108 Oxford Hill Lane  Funds)                       Insurance Company+.
Downingtown, PA
Age 56

--------------

      * Mr. Gerken is an "interested person" within the meaning of the 1940 Act, as amended, by virtue of his position as Managing Director of Citigroup Global Markets Inc., an indirect wholly owned subsidiary of Citigroup, and his ownership of shares and options to purchase shares of Citigroup, the indirect parent of The Travelers Insurance Company. Ms. Forget, if elected as a Trustee,
will be an "interested person" by virtue of her position as        of MetLife.

      +     The six Variable Annuity Separate Accounts are: The Travelers Growth
and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, Tactical Short-Term Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities.

      ++    Seven of these 40 portfolios have not yet commenced operations.

      The Independent Trustees will continue to be independent after the MetLife Closing Date.

      Effective January 1, 2003, Mr. Knight Edwards retired from his position on the Board. He remains as an Emeritus Trustee. An Emeritus Trustee is permitted to attend meetings, but has no voting powers.

      COMMITTEES

      To operate more efficiently, the Board has established two operating committees. The Nominating and Administration Committee recommends candidates for the nomination as independent members of the Board The Committee also periodically reviews Board governance procedures, composition of the Board, and compensation for the Board of Trustees, and the Committee monitors the performance of legal counsel employed by the Funds and the Independent Trustees.

      The Nominating and Administration Committee will consider nominees recommendations by shareholders. Such recommendations should be submitted to the Fund in care of The Travelers Insurance Company, using the address on the cover page of this Joint Proxy Statement. Biographical and occupational information about the candidate must be included, as well as the written consent of the candidate to serve on the Board if elected.

      In addition to shareholder recommendations, recommendations for candidates for Independent Trustee may be made by any of the Trustees or by management of the Separate Fund or Trust. In evaluating candidates for nomination to the Board of Trustees as Independent Trustees, the Nominating and Administration Committee requires that the candidate be independent in terms of both the letter and spirit of the 1940 Act. The Committee will consider the effect of any relationships beyond those set forth in the 1940 Act that might impair independence. The Committee will consider whether it may be appropriate to add individuals with different backgrounds or skill sets from those on the Board already.

      For the year ended December 31, 2004, the Nominating and Administration Committee met one time. The charter of the Committee is attached hereto as Appendix C. It is not available on any website.

      The Audit Committee monitors the appointment, compensation and termination of the Funds' independent auditors. The Committee also monitors the overall quality of the Funds' financial reports and other financial information, the independence and audit work of the Funds' independent auditors and the Funds' financial reporting policies, practices and internal controls. For the year ended December 31, 2004, the Audit Committee met two times.

      For the year ended December 31, 2004, the members of the Nominating and Administration Committee and the Audit Committee were Robert E. McGill III, Lewis Mandell, and Frances M. Hawk. Trustees do not receive any additional compensation for their committee services.

      COMPENSATION

      Members of the Board who are also officers or employees of Citigroup Inc. or its subsidiaries (after the MetLife Closing Date, of MetLife, Inc. or its subsidiaries) are not entitled to any fee for their services to the Fund. Independent Trustees receive an aggregate retainer of $30,000 for service on the Boards of the Trust and Separate Funds and the six Variable Annuity Separate Accounts established by The Travelers Insurance Company. They also receive an aggregate fee of $3,500 for each meeting of such Boards attended and an additional fee of $1,000 for the second and each subsequent day of a regular scheduled meeting. Board Members with 10 years of service may agree to provide services as an emeritus trustee at age 72. Upon reaching 80 years of age, a Trustee must elect status as a emeritus trustee. An emeritus trustee will receive 50% of the annual retainer and 50% of meeting fees, if attended, but in no event for more than 10 years. The chart below shows the compensation paid to Board Members for the year ended December 31, 2004. Mr. Knight Edwards, as Emeritus Trustee, was paid $10,585 for the year ended December 31, 2004.

      Compensation Table

Interested Trustees

                                                  Pension or Retirement    Total Compensation
                                 Aggregate         Benefits Accrued As      From Fund and Fund
                              Compensation From           Part of          Complex Paid to
Name of Person, Position        Each Fund(1)           Fund Expenses             Trustees
------------------------      -----------------   ----------------------   -------------------
Elizabeth Forget(2)
Chairman and Trustee                    N/A                 N/A                      N/A

Independent Trustees

                                                  Pension or Retirement    Total Compensation
                                 Aggregate         Benefits Accrued As      From Fund and Fund
                              Compensation From           Part of          Complex Paid to
Name of Person, Position        Each Fund(1)           Fund Expenses             Trustees
------------------------      -----------------   ----------------------   -------------------
Robert E. McGill, III
Trustee                           $2,634.62                N/A                   $68,500(3)

Lewis Mandell
Trustee                           $1,923.08                N/A                   $50,000

Frances M. Hawk, CFA,
CFP
Trustee                           $2,096.15                N/A                   $54,500

-----------------

      (1) No compensation was deferred for any Trustee or Officer under a deferred compensation plan.

      (2) Ms. Forget was not a Trustee during 2004.

      (3) Mr. McGill received additional compensation for attending meetings of a task force of the directors, trustees and managers of the various Citigroup sponsored investment companies as a representative of the Independent Trustees of the Funds.

      The table below sets forth the dollar range of equity securities in the Funds beneficially owned by a Trustee, and, on an aggregate basis, in all registered investment companies overseen by a Trustee in the complex of funds, as of December 31, 2004.

                                                     Aggregate Dollar Range of Equity
                                                       Securities in all Registered
                                                     Investment Companies Overseen by
                         Dollar Range of Equity      Trustees in Family of Investment
      Trustee            Securities in the Funds                Companies
---------------------    -----------------------     --------------------------------
Elizabeth Forget                  None                             None

Robert E. McGill, III             None                             None

Lewis Mandell                     None                             None

Frances M. Hawk                   None                             None

PROPOSAL 4. APPROVAL OF SUBADVISORY AGREEMENT FOR MONDRIAN INTERNATIONAL STOCK PORTFOLIO (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO).

      The new subadvisory agreement for the Mondrian International Stock Portfolio (the "Mondrian Fund") will reflect a new subadviser for such Fund. Specifically, the Board of Trustees determined to replace Lazard Asset Management LLC ("Lazard") with Mondrian Investment Partners Ltd. ("Mondrian") as the subadviser for the Mondrian Fund effective May 1, 2005, subject to subsequent approval by the Shareholders of the Mondrian Fund. In connection with this change, the name of the Mondrian Fund was changed from the Lazard International Stock Portfolio to the Mondrian International Stock Portfolio.

      The date of the current sub-investment advisory agreement between TAMIC and Lazard is August 1, 1996, as last amended on September 1, 2004. It was last approved or renewed by the Board of

Trustees of the Trust on July 23, 2004. The current subadvisory agreement has not been submitted for approval to the Shareholders of the Mondrian Fund since the commencement of operations of the Fund. The aggregate subadvisory fee paid
by TAMIC to Lazard for the fiscal year ended December 31, 2004 is $          .

     A copy of the new subadvisory agreement with Mondrian is included as Appendix B. Except for the name of the subadviser and the inception date of the new agreement, there are no material differences between the old subadvisory agreement with Lazard and the new subadvisory agreement with Mondrian. In particular, the subadvisory fee paid by TAMIC to the subadviser is the same in both agreements. As compensation for its services, Mondrian will be entitled to receive from TAMIC fees calculated as a percentage of the Mondrian Fund's average daily net assets. Such fee is 0.425% of the first $100 million of assets of the Fund, and 0.30% of assets in excess of $100 million. The Mondrian Fund does not pay any portion of the subadviser's fee, nor does the Mondrian Fund have any obligation or responsibility to do so.

      Under the new subadvisory agreement, Mondrian will provide subinvestment advisory services to the Mondrian Fund, including a continual program of investment, evaluation and, if appropriate in its view, the sale and reinvestment of the Fund's assets. Mondrian makes all determinations with respect to the purchase and sale of the portfolio securities (subject to the Mondrian Fund's investment objective, policies, and restrictions and to the supervision of the Board of Trustees of the Trust and TAMIC) and places, in the Fund's name, all orders for execution of the portfolio transactions.

      All services under the new subadvisory agreements must be provided in accordance with the provisions of the 1940 Act and any rules or regulations thereunder, the Securities Act of 1933 and any rules or regulations thereunder, the Internal Revenue Code, any other applicable provision of law, the Trust's Agreement and Declaration of Trust and by-laws, any policies adopted by the Trustees, and the investment policies of the Mondrian Fund as disclosed in the Trust's registration statement on file with the SEC, as amended from time to time.

      The new subadvisory agreement became effective on May 1, 2005, and will, contingent upon receipt of shareholder approval, continue in effect until July, 2006. Thereafter, the new subadvisory agreement will continue in effect as to the Fund for successive annual periods, provided its continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Trustees or (2) a vote of the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Mondrian Fund and (3) in either event by a majority of the Independent Trustees.

      The new subadvisory agreement for the Mondrian Fund provides that it may be terminated by the Trustees, by a majority of shareholders of the Fund, by Mondrian, or by TAMIC at any time, without penalty, by giving the other party 60 days' written notice. The new subadvisory agreement also provides that Mondrian shall not be liable for any error of judgment or mistake of law, any loss arising out of any investment, or any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of Mondrian's reckless disregard of its obligations and duties thereunder.

      While from time to time, Mondrian may act as investment adviser to other investment companies with investment objectives similar to the Mondrian Fund, Mondrian at the present time is not an investment adviser to any such investment companies.

      With Mondrian as subadviser, the Mondrian Fund will continue to invest at least 80% of its assets in equity securities, and to use a value approach to invest primarily in equity securities of non-U.S. domiciled companies located in developed markets. However, Mondrian selects securities for investment in a somewhat different manner than does Lazard. Lazard uses a traditional, bottom-up value approach to evaluate stocks demonstrating potential capital growth based on the following characteristics: low price-to-earnings ratio, inexpensive markets worldwide, potential for management change, potential to improve profitability, unrecognized assets, strong financial position, strong cash flow, established industry position, industry with positive growth outlook, and healthy balance sheet with low corporate debt.

      Mondrian uses a value driven dividend discount methodology designed to isolate value across country boundaries. This approach centers on future anticipated dividends and discounts the value of those dividends back to what they would be worth if paid at present. Comparisons of the values of different possible investments are then made. Mondrian also considers the effects of currency adjustment on dollar-based, U.S. investors. This approach attempts to identify the amount of goods and services that a dollar will buy in the U.S. and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued and, conversely, the foreign currency may be undervalued when the dollar buys more. Mondrian believes that securities available in an undervalued currency may be attractive investments.

      In making the determination to change subadvisers for the Mondrian Fund, the Board of Trustees, at meetings held on January 19, 2005 and March 29 and 30, 2005, considered the disappointing performance of the Fund, both since its inception in 1996 and over more recent periods, relative to other similar investment companies and its benchmark index, the Morgan Stanley Capital International Europe, Australia and Far East GDP Index. In this regard, the Trustees considered the extent to which such disappointing performance could be attributed to the stated management style of the Fund as opposed to poor investment decision-making, but nonetheless concluded that retaining a new subadviser for the Fund was appropriate in light of such performance. In approving Mondrian as the new subadviser for the Mondrian Fund, the Trustees considered information regarding the nature, extent, and quality of the services to be provided by Mondrian, specifically seeking assurances from representatives of Mondrian and TAMIC that they are comfortable that administrative or compliance issues will not arise because Mondrian is a non-U.S. entity that does not currently manage other U.S. registered investment companies. The Trustees considered Mondrian's performance in managing similar international securities portfolios, including when Mondrian had been named Delaware International Advisers Limited, and had been a subsidiary of [DELAWARE GROUP]. Because the Fund had not been managed by Mondrian, the Board did not review profitability information regarding Mondrian. As to whether economies of scale would be realized as the Fund grows and whether fee levels would reflect any such economies of scale, the Board noted the "breakpoints" in the investment advisory and subadvisory fees for the Fund that would reduce the fees payable at higher asset levels. Finally, the Board considered that, except for the subadviser and the inception date, the new subadvisory agreement for the Mondrian Fund is substantially identical to the agreement with Lazard, including the subadvisory fees payable by TAMIC to the subadviser.

      If the Mondrian Fund does not receive the requisite Shareholder approval for the new subadvisory agreement at the Meeting, the Board of Trustees of the Trust will consider other appropriate arrangements subject to approval in accordance with the 1940 Act.

      MONDRIAN

      Mondrian is located at 80 Cheapside, 3rd Floor, London, England, EC2V 6EE. Prior to September 24, 2004, Mondrian was known as Delaware International Advisers Limited. Mondrian currently manages assets of $303 million in the concentrated large cap value equity style as of March 31, 2005. Fifty-seven percent of the outstanding voting securities of Mondrian is currently owned by members of Mondrian's management. Forty-three percent of the outstanding voting securities is owned by a private equity fund affiliated with Hellman & Friedman LLC.

      The principal executive officer and directors of Mondrian are set forth in the following table.

OFFICER OR DIRECTOR                     PRINCIPAL OCCUPATION                               ADDRESS
-------------------                     --------------------                               -------
David G. Tilles            Managing Director, Chief Investment Officer             80 Cheapside, 3rd Floor London,
                           - Mondrian                                              England, EC2V 6EE

Clive A. Gillmore          Deputy Managing Director, Head of Emerging Markets      80 Cheapside, 3rd Floor London,
                           and Small Cap Team - Mondrian                           England, EC2V 6EE

Elizabeth A. Desmond       Director, Co-Chief Investment Officer, Developed        80 Cheapside, 3rd Floor London,
                           Markets - Mondrian                                      England, EC2V 6EE

Nigel May                  Director, Co-Chief Investment Officer, Developed        80 Cheapside, 3rd Floor London,
                           Markets - Mondrian                                      England, EC2V 6EE

Hamish O. Parker           Director, Developed Equity Markets - Mondrian           80 Cheapside, 3rd Floor London,
                                                                                   England, EC2V 6EE

Graham Roger               Director - Mondrian                                     80 Cheapside, 3rd Floor London,
Heywood Kitson                                                                     England, EC2V 6EE

Christopher A. Moth        Director, Chief Investment Officer - Mondrian           80 Cheapside, 3rd Floor London,
                                                                                   England, EC2V 6EE

John Kirk                  Director - Mondrian                                     80 Cheapside, 3rd Floor London,
                                                                                   England, EC2V 6EE

      THE TRUSTEES OF THE TRUST, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE NEW SUBADVISORY AGREEMENT FOR THE MONDRIAN FUND.

      BROKERAGE

      The policy of TAMIC and Mondrian (the "advisers") in selecting brokers to execute transactions in the Funds' portfolio securities, is to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation:

      - the overall direct net economic result to the Funds, involving both price paid or received and any commissions and other cost paid;

      -     the efficiency with which the transaction is effected;

      - the ability to effect the transaction at all where a large block is involved;

      - the availability of the broker to stand ready to execute potentially difficult transactions in the future; and

      -     the financial strength and stability of the broker.

      Such considerations are judgmental and are weighed by the advisers in determining the overall reasonableness of brokerage commissions paid. In addition to the foregoing, one factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. The brokerage commission paid by a Fund for a transaction may be greater than the commission that would have been charged by another broker if the difference is determined in good faith to be justified in light of the brokerage and information provided. The cost, value and specific application of such information may not be determinable, and it is not practical to allocate these costs, values or specific applications among the Funds and other clients of the advisers. Accordingly, the advisers or their other clients may indirectly benefit from the availability of such information. This situation may create a conflict of interest for the advisers. Similarly, the Funds may indirectly benefit from information made available as a result of transactions for other clients of the advisers.

      Purchases and sales of bonds and money market instruments usually are principal transactions and normally are purchased directly from the issuer or from the underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from the underwriters include the underwriting commission or concession, and purchases from dealers serving as market makers include the spread between the bid and asked prices.

      The advisers' policies with respect to brokerage are and will be reviewed by the Board of Trustees periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, or due to other appropriate factors, the foregoing practices may be changed, modified or eliminated.

                               VOTING INFORMATION

      TL&A is the record owner of all of the shares of each Fund. TL&A will vote a Fund's shares at the Meetings in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Contract owners and certain annuitants and/or beneficiaries have the right to instruct TL&A as to the number of shares (and fractional shares) attributable to their variable contract's value on the record date allocated to the separate account that holds shares of a Fund.

      TL&A will vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) to those for which timely instructions are received. In other words, TL&A is entitled to vote shares for which no instructions are received, but will do so in the same proportion as shares for which instructions have been received from contract owners. If a Voting Instruction Form is received that does not provide any instructions as to one or more of the Proposals, TL&A will consider its timely receipt as an instruction to vote in favor of the Proposal(s).

      Contract owners may submit Voting Instruction Forms by simply enclosing the executed Voting Instruction Form in the postage-paid envelope found within the voting instruction package.

      In certain circumstances, TL&A has the right to disregard voting instructions from certain owners. TL&A does not believe that these circumstances exist with respect to matters currently before shareholders and contract owners. Contract owners may revoke previously submitted voting instructions given to TL&A by notifying TL&A in writing at any time before 5:00 p.m. (Eastern time) on June 9, 2005 or by attending and voting in person at the Meetings. The expenses of soliciting voting instructions will be borne 50% by MetLife and 50% by [CITIGROUP ENTITY]. The solicitation will be made primarily by mail, but TL&A and its affiliates may make telephone, electronic, or oral communications to contract owners.

      One-fourth of the outstanding shares of a Fund represented in person or by proxy must be present at a Meeting to constitute a quorum. As the record owner of all of the shares of each Fund, TL&A's presence at a Meeting will be sufficient to constitute a quorum. If a quorum is not present at a Meeting, or if a quorum is present but, at the Meeting, sufficient votes to approve the Proposals are not received, the persons with proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. Based on voting instructions received, proxies will vote in favor of such adjournment those instructions that are in favor of a Proposal, will vote against any adjournments those instructions that are against the Proposal, and will abstain from voting with respect to any adjournment those instructions that are marked to abstain in connection with the Proposal.

      Except for the election of the new Trustee, approval of a Proposal by a Fund's Shareholders requires the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. Shareholders of record are entitled to one vote for each full share owned, with a fractional vote for each fractional share. With respect to the election of a new Trustee, under the terms of the Agreement and Declaration of Trust for each of the Separate Funds, the affirmative vote of a plurality of the shares of the Fund entitled to vote is required to elect a Trustee. Under the terms of the Agreement and Declaration of Trust for the Trust, the affirmative vote of a majority of the shares of the Trust entitled to vote is required to elect a Trustee. Each Separate Fund votes separately as to the election of the new Trustee, and the Portfolios of the Trust vote in the aggregate, not separately for each Portfolio.

      The Board of Trustees has fixed April 15, 2005 as the record date for determining Shareholders entitled to receive notice of and to vote at the Meetings. To be counted, TL&A must receive an owner's properly executed Voting Instruction Form at the its office by 5:00 p.m. Eastern time on June 9, 2005.

      The name, address and percentage ownership of the persons who owned beneficially more than 5% of a Fund through any separate accounts of TL&A invested in a Fund, and the percentage of such ownership, are as follows:

                                         PERCENTAGE OF FUND OWNED ON RECORD
NAME AND ADDRESS           FUND                         DATE
----------------           ----          ----------------------------------

The Trustees and officers of the Trust and each Separate Fund beneficially owned in the aggregate less than 1% of each Fund.

      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      KPMG LLP ("KPMG") currently serves as the independent registered public accounting firm for the Trust and the Separate Funds. As a result of insurance services provided to KPMG by MetLife, KPMG is not considered independent of MetLife and will not be permitted to serve as the independent registered public accounting firm for the Trust or the Separate Funds after the MetLife Transaction. The Board of Trustees of the Trust and of each of the Separate Funds intends to select a successor accounting firm in the near future.

      KPMG has no direct or material indirect interest in a Fund.
Representatives of KPMG will not be present at the Meeting.

      To the extent required by applicable regulations, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered by KPMG to each Fund and all permissible non-audit services rendered by KPMG to TL&A and any entity controlling, controlled by or under common control with TL&A that provides ongoing services to a Fund (each, a "Service Affiliate") if the services relate directly to the operations and financial reporting of such Fund. Pre-approval is currently on an engagement-by-engagement basis.

      Schedule A attached hereto includes tables that set forth for each Fund, for each Fund's two most recent fiscal years, the fees billed by KPMG for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to the Fund's Service Affiliates that relate directly to the Fund's operations and financial reporting under the following captions:

      (i) Audit Fees - fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

      (ii) Audit-Related Fees - fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

      (iii) Tax Fees - fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

      (iv) All Other Fees - fees for products and services provided to the Fund by KPMG other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees."

      Schedule A attached hereto also sets forth the aggregate fees billed by KPMG, for each Fund's two most recent fiscal years, for non-audit services rendered to each Fund and to each Fund's Service Affiliates.

      The Audit Committee has considered whether the provision by KPMG of non-audit services to the Fund's Service Affiliates that were not pre-approved by the Audit Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Fund) was compatible with maintaining the independence of KPMG as the Fund's principal auditor.

      OTHER INFORMATION

      None of the Funds has a principal underwriter.

                                 OTHER BUSINESS

      The Board knows of no other business to be brought before the Meetings. However, if any other matters come before the Meetings, it is the Board's intention that, except where contract owners' Instruction Forms contain specific restrictions to the contrary, proxies will vote on such matters in accordance with the judgment of the proxy.

                              SHAREHOLDER INQUIRIES

      Shareholder inquiries may be addressed to a Separate Fund or to the Trust in writing at the address on the cover page of this Proxy Statement or by telephoning 1-800-842-9368.

                                      * * *

      SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED VOTING INSTRUCTIONS FORMS AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                  APPENDIX A-1

(MODEL NEW INVESTMENT ADVISORY AGREEMENT FOR ALL THE PORTFOLIOS OF THE TRAVELERS SERIES TRUST EXCEPT FOR THE PIONEER FUND, U.S. GOVERNMENT SECURITIES AND ZERO COUPON BOND FUND PORTFOLIOS.)

                          INVESTMENT ADVISORY AGREEMENT
                              ENTERED INTO BETWEEN
              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC
                                       AND
                           THE TRAVELERS SERIES TRUST

     This Investment Advisory Agreement (the "Agreement") is entered into as of June 30, 2005 by and between The Travelers Series Trust (the "Trust") by itself and on behalf of [NAME OF PORTFOLIO] Portfolio (the "Portfolio") and Travelers Asset Management International Company, a limited liability company duly organized and existing under the law of the state of New York ("TAMIC").

     WHEREAS, the Trust desires that TAMIC provide certain investment management and advisory services for the Portfolio; and

     WHEREAS, TAMIC desires to accept such appointment to provide advisory services to the Portfolio in the manner and on the terms set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Trust and TAMIC agree as follows:

     1.   INVESTMENT DESCRIPTION; APPOINTMENT

          The Trust desires to employ its capital relating to the Portfolio by investing and reinvesting in investments of the kind and in accordance with the investment objective(s), policies and limitations authorized by its Board of Trustees (the "Board") and as specified in the prospectus (the "Prospectus") and the statement of additional information (the "SAI") filed with the Securities and Exchange Commission as part of the Trust's Registration Statement on Form N-1A as may be periodically amended. Copies of the Prospectus and the SAI have been and will be (following amendments) forwarded to TAMIC. The Trust desires to employ and accordingly appoints TAMIC to act as investment adviser to the Portfolio. TAMIC accepts the appointment, and subject to the supervision of the Board, agrees to furnish the services contemplated herein for the compensation set forth below.

     2.   SERVICES AS INVESTMENT ADVISER

          Subject to the supervision, direction and approval of the Board, TAMIC will manage the investment operations of thePortfolio and will furnish or cause to be furnished to the Trust advice and assistance with respect to the acquisition, holding or disposal of the Portfolio's investments, in accordance with the investment objectives, policies and restrictions as communicated to it by the Board and as are contained in the Prospectus and SAI. It is expressly understood and the Trust, subject to the approval of the Board, hereby agrees that TAMIC may enter into agreements, pursuant to which a duly organized investment adviser (the "Sub-Adviser") may be appointed to provide investment advice or other services to the Portfolio. TAMIC shall remain responsible for ensuring that each Sub-Adviser conducts its operations in a manner consistent with the terms of this Agreement.

     3.   INFORMATION PROVIDED TO THE COMPANY

          TAMIC shall keep the Board and the Trust informed of developments materially affecting the Portfolio. In this regard, TAMIC shall provide such periodic reports concerning the obligations assumed under this agreement as the Trust and the Board may from time to time reasonably request. Additionally, TAMIC shall ensure that the Sub-Adviser, at least quarterly, will provide the Board with a written certification that the Portfolio is in compliance with the Portfolio's investment objectives and practices.

     4.   STANDARD OF CARE

          TAMIC shall exercise its best judgment and shall act in good faith in rendering the services contemplated herein.TAMIC shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect TAMIC against any liability to the Trust or the shareholders of the Portfolio to which TAMIC would otherwise be subject by reason of its willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or by reason of TAMIC's disregard of its obligations and duties under this Agreement.

     5.   COMPENSATION

          In consideration of the services rendered pursuant to this Agreement, the Trust will pay TAMIC [INSERT FEE SCHEDULE]. The parties understand that the fee will be calculated daily and paid monthly. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to TAMIC, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the SAI.

     6.   EXPENSES

          TAMIC shall bear all expenses (excluding brokerage costs, custodian fees, auditors fees or other expenses to be borne by either the Portfolio or the Trust) in connection with the performance of its services under this Agreement and shall pay: (a) any sub-investment adviser fee to the Portfolio under any and all Subadvisory Agreement(s), and (b) any other fees required to be paid to any Sub-Adviser. The Trust will bear certain other expenses to be incurred in its operation, including, but not limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's trustees other than those who are "interested persons" of the Trust; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws;
(vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) insurance premiums for fidelity bond and other coverage; (x) investment management fees; (xi) expenses of typesetting for printing prospectuses and statements of additional information and supplements thereto;
(xii) expense of printing and mailing prospectuses and statements of additional information and supplements thereto; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and legal obligation that the Portfolio may have to indemnify the Trust's trustees, officers and/or employees or agents with respect thereto. The Trust will bear all other expenses that TAMIC has not specifically assumed hereunder.

     7.   SERVICES TO OTHER COMPANIES OR ACCOUNTS

          The Trust understands that TAMIC now acts, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as investment manager or adviser to other investment companies, and the Trust has no objection to TAMIC's so acting, provided that whenever the Trust or the Portfolio and one or more other investment companies or accounts managed or advised by TAMIC have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company or account. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for an affected Portfolio. The Trust also understands that the persons employed by TAMIC to assist in the performance of TAMIC's duties under this Agreement may not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of TAMIC or any affiliate of TAMIC to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     8.   TERM OF AGREEMENT

          This Agreement shall become effective June 30, 2005 (the "Effective Date") and shall continue thereafter so long as such continuance is specifically approved at least annually as required by the Investment Company Act of 1940, as amended (the "1940 Act"). This Agreement is terminable, without penalty, on 60 days' written notice, by the Board or by vote of holders of a majority (as defined in the 1940 Act and the rules thereunder) of the outstanding voting securities of the Trust, or upon 60 days' written notice, by TAMIC. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

     9.   REPRESENTATIONS

          The Trust represents that a copy of the Declaration of Trust is on file with the Secretary of the State of Massachusetts. The Trust further represents that it shall maintain compliance with applicable regulatory mandates and requirements, including but not limited to compliance with any reporting required or information requested by the California Commissioner of Insurance. TAMIC also represents that it shall maintain compliance with applicable regulatory mandates including periodic reporting requirements, including but not limited to compliance with any reporting or information requested by the California Commissioner of Insurance.

     10.  MISCELLANEOUS

          This Agreement may be signed in more than one counterpart. It shall be governed by the laws of the state of Connecticut.

     11.  COOPERATION WITH INVESTIGATIONS

          TAMIC and the Trust each agree to cooperate with each other in the event that either should become involved in any investigation, legal proceeding, claim, suit, or other similar action arising from the performance of the obligations described in this Agreement.

     12.  COMPLIANCE WITH APPLICABLE LAW

          TAMIC agrees to conduct itself in a manner consistent with applicable laws and regulation, including but not limited to Sections 2a-7, 5(b), 12, 17, 18, and 36 of the 1940 Act. Additionally, TAMIC shall assume responsibility for ensuring compliance with the applicable investment diversification requirements set forth in both the 1940 Act and Section 817(h) of the Internal Revenue Code of 1986, as amended. TAMIC shall also ensure that its activities are conducted in a manner consistent with a Code of Ethics maintained pursuant to Section 17j-1 of the 1940 Act. TAMIC agrees to use good faith efforts to ensure that any sub-adviser appointed shall adopt and follow a similar Code of Ethics. TAMIC also agrees that it shall conduct its activities in a manner consistent with any No-Action Letter, order or rule promulgated by the SEC applicable to the Trust or the Portfolio.

     13.  LIMITATION OF LIABILITY

          Except as may otherwise be prohibited by the Investment Company Act of 1940 or other applicable federal securities law, neither TAMIC nor any of its officers, directors, employees or agents shall be subject to any liability to the Trust or any shareholder of the Trust for any error or judgment, mistake of law, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any services to be rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement. To the extent permitted under federal and state law, the Trust shall hold harmless and indemnify TAMIC for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Trust that is not based upon TAMIC's willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

     14.  DELEGATION OF PROXY VOTING RESPONSIBILITY

TAMIC shall be responsible for voting proxies on securities held by the Portfolio for delegating such responsibility to a Sub-Adviser appointed pursuant to this Agreement. TAMIC represents that it or its delegee has adopted and implemented written policies and procedures reasonably designed to ensure that it will vote proxies in the best interest of the Portfolio and its shareholders, which policies and procedures describe how TAMIC or its delegee addresses material conflicts of interest between its interests and those of the Portfolio with respect to proxy voting. TAMIC shall furnish the Trust with such information reasonably requested by the Trust, in such form as may be requested, as is necessary (1) for a summary description of TAMIC's or its delegee's proxy voting policies and procedures to be included in the registration statement with respect to the Trust, and (2) for the proxy voting record for the Portfolio to be filed with the SEC in accordance with the requirement of Form N-PX (or any successor form).

     IN WITNESS WHEREOF, the parties hereto have caused this Investment Agreement to be signed by their respective officials thereto duly authorized as of the day and year first above written.

                              Travelers Asset Management International Company
                              LLC

                              By:
                                   ---------------------------------------------

                              Its:
                                   ---------------------------------------------

                                   The Travelers Series Trust

                              By:
                                   ---------------------------------------------

                              Its:
                                   ---------------------------------------------

                                                    APPENDIX A-2

         (NEW INVESTMENT ADVISORY AGREEMENT FOR PIONEER STOCK PORTFOLIO)

                          INVESTMENT ADVISORY AGREEMENT
                              ENTERED INTO BETWEEN
                           THE TRAVELERS SERIES TRUST
                                       AND
              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

     This Investment Advisory Agreement (the "Agreement") is entered into as of June 30, 2005 by and between The Travelers Series Trust, a Massachusetts business trust (the "Trust"), and Travelers Asset Management International Company LLC, a limited liability company duly organized and existing under the law of the state of New York ("TAMIC").

     WHEREAS, the Trust is a series-type, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series, including the Pioneer Fund Portfolio (the "Portfolio"); and

     WHEREAS, the Trust desires to retain TAMIC to provide or to arrange to provide investment management and advisory services to the Portfolio, in the manner and on the terms and conditions set forth in this Agreement; and

     WHEREAS, TAMIC is willing to provide or to arrange to provide such services to the Portfolio, in the manner and on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Trust and TAMIC agree as follows:

     1.   INVESTMENT DESCRIPTION; APPOINTMENT

          The Trust desires to employ its capital relating to the Portfolio by investing and reinvesting in investments of the kind and in accordance with the investment objective(s), policies and limitations authorized by its Board of Trustees (the "Board") and as specified in the prospectus (the "Prospectus") and the statement of additional information (the "SAI") filed with the Securities and Exchange Commission as part of the Trust's Registration Statement on Form N-1A, as may be periodically amended. Copies of the Prospectus and the SAI have been and will be (following amendments) forwarded to TAMIC. The Trust hereby appoints TAMIC to provide investment advisory services for the Portfolio. Pursuant to this Agreement and subject to the oversight and supervision by the Board, TAMIC shall manage the investment and reinvestment, or arrange for the investment and reinvestment, of the Portfolio's assets. TAMIC hereby accepts the appointment by the Trust in the foregoing capacity and agrees, at TAMIC's own expense, to render the services set forth herein and to provide the office space, furnishings, equipment, and personnel required by TAMIC to perform these services on the terms and for the compensation provided in this Agreement.

     (b) The Trust agrees to provide TAMIC promptly with copies of all amendments and supplements to the current Prospectus and the SAI, and copies of any procedures and guidelines adopted by the Board applicable to the Portfolio and any amendments thereto (the "Board Procedures"), on an on-going basis. Until the Trust delivers any such amendment or supplement or Board Procedures, TAMIC shall be fully protected in relying on the last Prospectus and SAI and any Board Procedures, , previously furnished to TAMIC. In addition, the Trust shall furnish TAMIC with a certified copy of any financial statement or report prepared for the Trust with respect to the Portfolio by certified or independent auditors, and with copies of any financial statements or reports made by the Trust to shareholders or to any state or federal regulatory agency. The Trust shall also inform TAMIC of the results of any audits or examinations by regulatory authorities pertaining to TAMIC's responsibilities for the Portfolio. The Trust further agrees to furnish TAMIC with any materials or information that TAMIC may reasonably request to enable it to perform its functions under this Agreement.

     2.   SERVICES AS INVESTMENT ADVISER

     Subject to the supervision, direction and approval of the Board, TAMIC will manage the investment operations of the Portfolio and will furnish or cause to be furnished to the Trust advice and assistance with respect to the acquisition, holding or disposal of the Portfolio's investments in accordance with the investment objective, policies and restrictions as communicated to it by the Board and as are set forth in the Prospectus and SAI. TAMIC shall not delegate any of the Adviser's duties under this Agreement to any other duly organized investment adviser (a "Subadviser") until the Board and a majority of those trustees who are not parties to this Agreement or "interested persons" of any party have approved said Subadviser; PROVIDED, that, in the event that TAMIC is authorized to delegate any of its duties under this Agreement to a Subadviser, TAMIC shall retain overall responsibility for these delegated powers and functions and any and all obligations and liabilities in connection therewith, and TAMIC shall remain responsible for ensuring that each Subadviser conducts its operations in a manner consistent with the terms of this Agreement.

     3.   INFORMATION TO BE PROVIDED TO THE TRUST

     TAMIC shall keep the Board and the Trust informed of developments materially affecting the Portfolio. In this regard, TAMIC shall provide to the Board and the Trust's officers such periodic reports concerning the obligations assumed under this Agreement as the Trust and the Board may from time to time reasonably request. Additionally, TAMIC shall, or shall ensure that any Subadviser shall, at least quarterly, provide the Board with a written certification that the Portfolio is in compliance with the Portfolio's investment objectives and practices, the 1940 Act and applicable rules and regulations under the 1940 Act, and the requirements of Subchapter M and Section 817(h) under the Internal Revenue Code of 1986, as amended (the "Code").

    4.   STANDARD OF CARE

     TAMIC shall exercise its best judgment and shall act in good faith in rendering the services contemplated herein. TAMIC and any of its officers, directors, employees, agents, representatives, or persons controlled by it (the "Related Parties") shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Portfolio in connection with the matters to which this Agreement relates, provided that TAMIC shall be liable to the Trust, the Portfolio and the Portfolio's shareholders for conduct that constitutes willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or by reason of TAMIC's disregard of its obligations and duties under this Agreement.

     5.   TAMIC'S DUTIES REGARDING PORTFOLIO TRANSACTIONS

     (a) PLACEMENT OF ORDERS. TAMIC shall take all actions that it considers necessary to implement the investment policies of the Portfolio, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Portfolio with brokers or dealers TAMIC selects. To that end, TAMIC is authorized as the Trust's agent to give instructions to the Trust's custodian as to deliveries of securities or other investments and payments of cash for the Portfolio's account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, TAMIC is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Trust's current Prospectus and SAI, subject to provisions (b), (c), and (d) of this Section 5.

     (b) SELECTION OF BROKERS AND DEALERS. To the extent permitted by the policy guidelines set forth in the Trust's current Prospectus and SAI, in the selection of brokers and dealers to execute portfolio transactions, TAMIC is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that TAMIC believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, TAMIC is specifically authorized to pay those brokers and dealers who provide brokerage and research services to TAMIC a higher commission than that charged by other brokers and dealers if TAMIC determines in good faith that the amount of the commission is reasonable in relation to the value of the services in terms of either the particular transaction or in terms of TAMIC's overall responsibilities with respect to the Portfolio and to any other client accounts or portfolios that TAMIC advises. The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

     (c) SOFT DOLLAR ARRANGEMENTS. On an ongoing basis, but not less often than annually, TAMIC shall identify and provide a written description to the Trust of all "soft dollar" arrangements that TAMIC maintains with respect to the Portfolio or with brokers or dealers that execute transactions for the Portfolio. Prior to the commencement of the active management of the Portfolio, and periodically thereafter, but not less often than annually, TAMIC shall provide the Trust with a written description of all arrangements with third parties and other individuals, entities, brokers, or money management firms that have or may receive or share in the payment of fees for services in connection with securing or continuing this Agreement.

     (d) AGGREGATED TRANSACTIONS. TAMIC is authorized to aggregate purchase and sale orders for securities held (or to be held) by the Portfolio with similar orders being made on the same day for other client accounts or portfolios that TAMIC manages. When an order is so aggregated: (a) the actual prices applicable to the aggregated transaction will be averaged, and the Portfolio and each other account or portfolio participating in the aggregated transaction shall be treated as having purchased or sold the Portfolio's portion of the securities at this average price; and (b) all transaction costs incurred in effecting the aggregated transaction shall be shared on a pro-rata basis among the accounts or portfolios (including the Portfolio) participating in the transaction. When recommending or effecting a transaction in a particular security or investment for more than one client account or portfolio (including the Portfolio), TAMIC may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that TAMIC considers equitable. The Portfolio and TAMIC each recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.

     6.   COMPENSATION

     In consideration of the services rendered, the facilities furnished, and the expenses assumed pursuant to this Agreement, the Trust will pay TAMIC an amount equivalent on an annual basis to the following:

                                          AGGREGATE  NET  ASSET  VALUE
ANNUAL MANAGEMENT FEE                     OF  THE PORTFOLIO
---------------------   ---------------   ----------------------------
0.750%                  of the first      $ 250,000,000
0.700%                  of the next       $ 250,000,000
0.675%                  of the next       $ 500,000,000
0.650%                  of the next       $ 1,000,000,000
0.600%                  of amounts over   $ 2,000,000,000

     The parties understand that the fee will be calculated daily and paid monthly. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to TAMIC, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Prospectus and the SAI, and on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined.

     7.   EXPENSES

     TAMIC shall bear all expenses (excluding brokerage costs, custodian fees, auditor fees and other expenses to be borne by either the Portfolio or the Trust) in connection with the performance of its services under this Agreement and shall pay: (a) any subadviser fee incurred under any and all Subadvisory Agreement(s) with respect to the Portfolio, and (b) any other fees required to be paid to any Subadviser. The Trust will bear certain other expenses to be incurred in its operation, including, but not limited to: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's trustees other than those who are "interested persons" of the Trust;
(iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) insurance premiums for fidelity bond and other coverage; (x) investment management fees; (xi) expenses of typesetting for printing prospectuses and statements of additional information and supplements thereto; (xii) expenses of printing and mailing prospectuses and statements of additional information and supplements thereto; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and legal obligation that the Portfolio may have to indemnify the Trust's trustees, officers and/or employees or agents with respect thereto. The Trust will bear all other expenses that TAMIC has not specifically assumed hereunder.

     8.   SERVICES TO OTHER COMPANIES OR ACCOUNTS

     (a) The Trust understands that TAMIC now acts, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as investment manager or adviser to other investment companies, and the Trust has no objection to TAMIC's so acting, PROVIDED, that, whenever the Trust or the Portfolio and one or more other investment companies or accounts managed or advised by TAMIC have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company or account. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio. The Trust also understands that the persons employed by TAMIC to assist in the performance of TAMIC's duties under this Agreement may not devote their full time to such service and that nothing contained in this Agreement shall be deemed to limit or restrict the right of TAMIC or any affiliate of TAMIC to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement shall not in any way limit or restrict TAMIC or any of its directors, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by TAMIC of its duties and obligations under this Agreement.

     (b) Moreover, by reason of investment banking and other activities, TAMIC or its affiliates may from time to time acquire privileged and confidential information about corporations or other entities and their securities, The Trust recognizes and acknowledges that TAMIC or it affiliates will not be free to divulge such information to the Trust or to act upon such information.

     9.   DELEGATION OF PROXY VOTING RIGHTS

     The Trust delegates to TAMIC the Trust's discretionary authority to exercise voting rights with respect to the securities and other investments held by the Portfolio. TAMIC shall exercise these voting rights unless and until the Trust revokes this delegation in writing. The Trust may revoke this delegation at any time without cause. TAMIC shall provide the Trust with a written copy of its proxy voting guidelines. TAMIC shall maintain and preserve a record, in an easily accessible place for a period of not less than five (5) years or other such period under Rule 204-2 of the Advisers Act, of TAMIC's voting procedures, and of TAMIC's actual votes with respect to those securities and other investments including all information and data required to be filed on Form N-PX by the Trust, and TAMIC shall supply this record to the Trust, or any authorized representative of the Trust, periodically, but at least quarterly, provided that the Trust shall receive a record of all proxy votes and other information and data necessary to complete Form N-PX for each fiscal year ending June 30 reasonably thereafter, but no later than the July 31st following said June 30th in accordance with the 1940 Act rules and regulations governing proxy votes.

     10.  AFFILIATED BROKERS and Transactions

     (a) Affiliated Brokers. TAMIC or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Portfolio, subject to: (a) the requirement that TAMIC seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Trust's current prospectus and SAI; (b) the provisions of the Investment Advisers Act of 1940, as amended (the "Advisers Act"); (c) the provisions of the Securities Exchange Act of 1934, as amended, including, but not limited to, Section 11(a) thereof and any exchange on which a security may be listed or traded; and (d) other provisions of applicable law. These brokerage services are not within the scope of the duties of TAMIC under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, TAMIC or its affiliates may receive brokerage commissions, fees or other remuneration from the Portfolio or the Trust for these services in addition to TAMIC's fees for services under this Agreement.

     (b) Affiliated Transactions. Provided that the Trust has approved procedures under an applicable exemptive rule of the 1940 Act and subject to said procedures, TAMIC is hereby authorized to engage in agency cross transactions with other registered investment companies or clients advised by TAMIC.

     11.  CUSTODY

     Nothing in this Agreement shall require TAMIC to take or receive physical possession of cash, securities, or other investments of the Portfolio.

     12.  REGISTRATION AS INVESTMENT ADVISER

     TAMIC is registered as an investment adviser with the U.S. Securities and Exchange Commission ("SEC") under the Advisers Act. TAMIC shall remain so registered throughout the term of this Agreement and shall notify the Trust immediately if TAMIC ceases to be so registered as an investment adviser.

     13.  CODE OF ETHICS

     TAMIC certifies that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, and that it has instituted procedures reasonably necessary to prevent Access Persons (as defined under Rule 17j-1) from violating its code of ethics. TAMIC will provide the Trust with a copy of that code, together with evidence of the code's adoption. At each quarterly Board meeting during the time that this Agreement remains in effect, the president or a vice president of TAMIC shall certify to the Trust that TAMIC has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of its code of ethics or, if a violation has occurred, that appropriate action has been taken in response to the violation; PROVIDED, that, no less frequently than annually, the appropriate officer of TAMIC shall furnish a written report to the Trust that complies with the requirements of Rule 17j-1 with respect to these reports regarding issues, material violations, and any related sanctions in connection with the administration of the code of ethics, or as otherwise required pursuant to Rule 17j-1. Upon written request of the Trust, TAMIC shall permit representatives of the Trust to examine the reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the code of ethics.

     14.  TERM OF AGREEMENT; TERMINATION OF AGREEMENT; AMENDMENT OF AGREEMENT

     (a) TERM. This Agreement shall become effective June 30, 2005 (the "Effective Date"), and shall continue thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act.

     (b) TERMINATION. This Agreement may be terminated, without penalty, (1) by the Board or by vote of holders of a majority of the outstanding shares of the Portfolio upon sixty (60) days' written notice to TAMIC, or (2) by TAMIC upon 60 days' written notice to the Trust. This Agreement will also terminate automatically in the event of its assignment.

     (c) AMENDMENT. This Agreement may be amended by the parties only if the amendment is specifically approved by: (1) a majority of those trustees who are not parties to this Agreement or "interested persons" of any party cast in person at a meeting called for the purpose of voting on the Agreement's approval; and (2) if required by applicable law, the vote of a majority of outstanding shares of the Portfolio.

     15.  REPRESENTATIONS AND COVENANTS OF THE TRUST

     (a) The Trust represents that a copy of the Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and the clerk of the City of Boston.

The Trust further represents and covenants that it shall maintain compliance with applicable regulatory mandates and requirements, including but not limited to compliance with any reporting required or information requested by the California Commissioner of Insurance.

     (b) The Trust represents and covenants that it is duly organized and validly existing under Massachusetts law with the power to own and possess the Trust's assets and carry on the Trust's business as this business is now being conducted;

     (c) The Trust represents and covenants that it has the authority to enter into and perform the services contemplated by this Agreement; and

     (d) The Trust represents and covenants that it is (and during the term of this Agreement, will remain) registered as an open-end management investment company under the 1940 Act and that the Trust's shares representing an interest in the Portfolio are (and during the term of this Agreement will remain) registered under the Securities Act of 1933 and under any applicable state securities laws.

     16.  REPRESENTATIONS AND COVENANTS OF TAMIC

     (a) TAMIC represents and covenants that it: (1) is duly organized and validly existing under New York law with the power to own and possess TAMIC's assets and carry on TAMIC's business as this business is now being conducted;
(2) has the authority to enter into and perform the services contemplated by this Agreement; (3) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (4) has met, and shall continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and (5) shall promptly notify the Trust of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act. TAMIC also represents and covenants that it shall maintain compliance with applicable regulatory mandates and requirements, including but not limited to compliance with any reporting required or information requested by the California Commissioner of Insurance.

     (b) TAMIC represents and covenants that it shall be responsible for the management of the Portfolio in accordance with the Prospectus and SAI and in compliance with the requirements applicable to a regulated investment company under Subchapter M of the Code. TAMIC shall also comply with the diversification requirements for variable annuity, life insurance, or endowment contracts pursuant to Section 817(h) of the Code and United States Treasury Regulation
Section 1.817-5, each as may be amended from time to time. TAMIC shall promptly inform the Trust if any information in the Prospectus or SAI, or if any action relating to TAMIC or its services to the Portfolio is (or will become) inaccurate, incomplete, or no longer compliant with Section 817(h) of the Code or Treasury Regulation Section 1.817-5, if applicable.

     (c) TAMIC represents that it shall carry out its responsibilities under this Agreement in compliance with (1) federal and state law, including securities law, governing its activities; (2) the Portfolio's investment objective, policies, and restrictions, as set forth in the Prospectus and SAI, as amended from time to time; and (3) any policies or directives as the Board may from time to time establish or issue and communicate to the Adviser in writing. The Trust shall promptly notify TAMIC in writing of changes to (2) or
(3) above, which shall be implemented as soon as reasonably possible.

     (d) TAMIC represents and covenants that it shall conduct its activities under this Agreement in a manner consistent with its code of ethics maintained pursuant to Rule 17j-1 under Section 17(j) of the 1940 Act. TAMIC also agrees to require that any Subadviser shall adopt and follow a similar code of ethics and that such Subadviser shall be obligated to provide a copy of said code, together with certifications of its adoption and other matters pursuant to Rule 17j-1, to the Trust.

     (f) TAMIC represents and covenants that it shall conduct its activities in a manner consistent with any no-action letter, order or rule promulgated by the SEC applicable to the Trust or the Portfolio, provided that the Trust has given copies of such no-action letters and orders to TAMIC.

     17.  COOPERATION WITH INVESTIGATIONS

     TAMIC and the Trust each agree to cooperate with each other in the event that either should become involved in any investigation, legal proceeding, claim, suit or other similar action arising from the performance of the obligations described in this Agreement.

     18.  RECORDS

     (a) MAINTENANCE OF RECORDS. TAMIC hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Portfolio's investments that are required to be maintained by the Trust pursuant to the requirements of paragraphs (b)(5),
(b)(6), (b)(7), (b)(9), (b)(10), and (f) of Rule 31a-1 under the 1940 Act.

     (b) OWNERSHIP OF RECORDS. TAMIC agrees that all books and records which TAMIC maintains for the Portfolio or the Trust are the Trust's property and further agrees to surrender promptly to the Trust any books, records, or information upon the Trust's request; PROVIDED, HOWEVER, that TAMIC may retain copies of the records at its own cost. All the requested books and records shall be made available, within five (5) business days of a written request, to the Trust's accountants or auditors during regular business hours at TAMIC's offices. The Trust or the Trust's authorized representatives shall have the right to copy any records in TAMIC's possession that pertain to the Portfolio or the Trust. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all these books, records, or other information shall be returned to the Trust. TAMIC agrees that the policies and procedures it has established for managing the Portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the adviser/client relationship and management and operation of the Portfolio, shall be made available for inspection by the Trust or either of their authorized representatives not less frequently than annually.

     19.  LIMITATION OF LIABILITY

     Except as may otherwise be prohibited by the 1940 Act or other applicable federal securities law, TAMIC and/or its Related Parties shall not be liable to the Trust or any shareholder of the Trust for any error or judgment, mistake of law, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any services to be rendered under this Agreement, except that TAMIC or its Related Parties shall be liable by reason of conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement. To the extent permitted under federal and state law, the Trust shall hold harmless and indemnify TAMIC and its Related Parties for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Trust except if the loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) is based upon TAMIC's or a Related Party's willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

     20.  GOVERNING LAW

     This Agreement shall be governed by, construed under and interpreted and enforced in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

     21.  SEVERABILITY

     If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

     22.  DEFINITIONS

     The terms "assignment," "affiliated person," and "interested person," when used in this Agreement, shall have the respective meanings specified in Section 2(a) the 1940 Act. The term "majority of the outstanding shares" means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares.

     23.  COUNTERPARTS

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                         THE TRAVELERS SERIES TRUST

                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:

                                         TRAVELERS ASSET MANAGEMENT
                                             INTERNATIONAL COMPANY LLC

                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:

                                  APPENDIX A-3

 (FORM OF NEW INVESTMENT ADVISORY AGREEMENT FOR THE U.S. GOVERNMENT SECURITIES
                                   PORTFOLIO)

                          INVESTMENT ADVISORY AGREEMENT

     INVESTMENT ADVISORY AGREEMENT made as of this 30th day of June, 2005, between Travelers Asset Management International Company LLC a limited liability company duly organized and existing under the law of the state of New York (hereinafter "TAMIC") and the U.S. Government Securities Portfolio (hereinafter the "Portfolio"), a separate series of the Travelers Series Trust (the "Trust"), a Massachusetts business trust established in Massachusetts by an Agreement and Declaration of Trust dated October 11, 1991, as amended and/or restated from time to time (the "Declaration of Trust").

                                   WITNESSETH:

     WHEREAS, the Portfolio and TAMIC wish to enter into an agreement setting forth the terms upon which TAMIC will perform certain services for the Portfolio.

     NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree as follows:

1. The Portfolio hereby employs TAMIC to manage the investment and reinvestment of the assets of the Portfolio and to perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust (hereinafter the "Board") for the period and on the terms herein set forth. TAMIC hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation herein provided.

2. In carrying out these obligations to manage the investment and reinvestment of the assets of the Portfolio, TAMIC shall:

     a. obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the investment policy of the Portfolio, affecting the economy generally and individual companies or industries, the securities of which are held by the Portfolio or are under consideration for inclusion therein;

     b. be authorized to purchase supplemental research and other services from brokers at additional cost to the Portfolio;

     c. regularly furnish to the Board recommendations with respect to any investment program for approval, modification or rejection by the Board;

     d. take such steps as are necessary to implement the investment program approved by the Board;

     e. regularly report to the Board with respect to implementation of the approved investment program and any other activities in connection with the administration of the assets of the Portfolio; and

     f. vote proxies on securities held by the Portfolio or delegate such responsibility to a sub-adviser appointed pursuant to this Agreement. TAMIC represents that it or its delegee has adopted and implemented written policies and procedures reasonably designed to ensure that it will vote proxies in the best interest of the Portfolio and its shareholders, which policies and procedures describe how TAMIC or its delegee addresses material conflicts of interest between its interests and those of the Portfolio with respect to proxy voting. TAMIC shall furnish the Trust with such information reasonably requested by the Trust, in such form as may be requested, as is necessary (1) for a summary description of TAMIC's or its delegee's proxy voting policies and procedures to be included in the registration statement with respect to the Trust, and (2) for the proxy voting record for the Portfolio to be filed with the SEC in accordance with the requirement of Form N-PX (or any successor form).

3. TAMIC may engage a sub-adviser to furnish investment management information and advice to assist TAMIC in carrying out its responsibilities under this Agreement. TAMIC shall remain responsible for ensuring that each sub-adviser conducts its operations in a manner consistent with the terms of this Agreement

4. Any investment program undertaken by TAMIC pursuant to this Agreement and any other activities undertaken by TAMIC on behalf of the Portfolio shall at all times be subject to any directives of the Board or any duly constituted committee thereof acting pursuant to like authority.

5. For the services rendered hereunder, TAMIC will receive an amount equivalent on an annual basis to 0.3233% of the average daily net assets of the Portfolio, such fees to be deducted on each valuation date.

6. The services of TAMIC to the Portfolio hereunder are not to be deemed exclusive and TAMIC shall be free to render similar services to others so long as its services hereunder are not impaired or interfered with thereby.

7. If approved by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the Investment Company Act of 1940), this Investment Advisory Agreement:

     a. may not be terminated by TAMIC, without the prior approval of a new Investment Advisory Agreement by a vote of a majority of the outstanding voting securities of the Portfolio, and shall be subject to termination, without the payment of any penalty, upon sixty days' written notice to the investment adviser, by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio;

     b. shall not be amended without prior approval of a majority of the outstanding voting securities of the Portfolio;

     c.   shall automatically terminate upon assignment by either party; and

     d. shall continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved
(i) at least annually by a vote of a majority of the Board of Trustees who are not parties to, or interested persons of any party to, such agreement, cast in person at a meeting called for the purpose of voting on such approval and at which the Board has been furnished such information as may be reasonably necessary to evaluate the terms of said agreement, or (ii) by a vote of a majority of the outstanding voting securities of the Portfolio.

8. This Agreement is made on behalf of the Portfolio by an officer or Trustee of the Trust, not individually, but solely as an officer or Trustee under the Declaration of Trust, and the obligations under this Agreement are not binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust personally, but shall bind only the Trust's property.

9. TAMIC agrees that it shall furnish to the California Commissioner of Insurance any information or reports concerning the Portfolio as the Commissioner, in the performance of his or her duties, may request.

10. TAMIC hereby acknowledges that all books and records relating to the services provided to the Portfolio hereunder are the property of the Trust and subject to its control; provided, however, that during the term of the Agreement, the Trust shall not exercise such control so as to interfere with the performance of TAMIC's duties hereunder.

11. This Investment Advisory Agreement is subject to the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the parties hereto have caused this Investment Advisory Agreement to be signed by their respective officials thereunto duly authorized and seals to be affixed, in the case of TAMIC, as of the day and year first above written.

                                U.S. GOVERNMENT SECURITIES PORTFOLIO OF THE
                                TRAVELERS SERIES TRUST

                                By:
                                  -----------------------------
                                      Chairman, Board of Trustees

WITNESS:

---------------------------
Secretary, Board of Trustees

                                TRAVELERS ASSET MANAGEMENT
                                INTERNATIONAL COMPANY LLC

                                By:
                                  ---------------------
                                      President

ATTEST: (Seal)

------------------------------
Corporate Secretary

                                  APPENDIX A-4

                                     FORM OF
                          INVESTMENT ADVISORY AGREEMENT
                                  JULY 1, 1995

              Travelers Asset Management International Company LLC
                                  One Cityplace
                           Hartford, Connecticut 06103

Dear Sirs:

     The Travelers Series Trust (the Trust) a business trust organized under the laws of the Commonwealth of Massachusetts, confirms its agreement with Travelers Asset Management International Company LLC (the Adviser) as follows:

     1.   INVESTMENT DESCRIPTION; APPOINTMENT

     The Zero Coupon Bond Fund Portfolios (Series 2005) of The Travelers Series Trust (the "Portfolio") desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Prospectus (the Prospectus) and Statement of Additional Information (the Statement) filed with the Securities and Exchange Commission as part of the Trust's Registration Statement on Form N-1A, as amended from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Trust's Prospectus and the Statement have been or will be submitted to the Adviser. The Trust desires to employ and hereby appoints the Adviser to act as its investment adviser. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

     2.   SERVICES AS INVESTMENT ADVISER

     Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will (a) manage the portfolio accordance with the Portfolio's investment objective and policies as stated in the Prospectus and the Statement;
(b) make investment decisions for the Portfolio; (c) place purchase and sale orders for portfolio transactions for the Portfolio; and (d) employ professional portfolio managers and securities analysts who provide research services to the Portfolio. In providing those services, the Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio's assets.

     It is expressly understood and the Trust, subject to the approval of the Board, hereby agrees that TAMIC may enter into agreements, pursuant to which a duly organized investment adviser (the "Sub-Adviser") may be appointed to provide investment advice or other services to the Portfolio. TAMIC shall remain responsible for ensuring that each Sub-Adviser conducts its operations in a manner consistent with the terms of this Agreement.

     3.   COMPLIANCE WITH INTERNAL REVENUE CODE REQUIREMENTS

     Adviser represents and warrants that the Portfolio will at all time be invested in such a manner as to ensure compliance with section 817(h) of the Internal Revenue Code of 1986, as amended (the Code) and Treasury Regulations
Section 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulation. Adviser will be relieved of this obligation and shall be held harmless when direction from the Trust causes non-compliance with Section 817(h) and/or Regulation Section 1.817-5. Adviser agrees to provide quarterly reports to the life insurance company that issues the variable annuity, endowment or life insurance contracts (the Life Company), executed by a duly authorized officer of Adviser, within fifteen (15) days of the close of each calendar quarter certifying as to compliance with such Section or Regulations. In addition to the quarterly reports, Life Company may request and Adviser agrees to provide Section 817 diversification compliance reports at more frequent intervals, as reasonably requested by Life Company. Adviser also represents and warrants that it shall manage the investment and reinvestment of the assets of the Portfolio in compliance with the annual gross income qualification requirements of Section 851(b)(2) and 851(b)(3) of the Code, and with the diversification requirements of Section 851(b)(4) of the Code.

     Adviser agrees to indemnify and hold harmless the Trust and the Life Company and each of their directors and officers and each person, if any, who controls the Trust or Life Company within the meaning of Section 15 of the Securities Act of 1933 (collectively, the Indemnified Parties for purposes of this Paragraph 3) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Indemnified Parties, or any of them, may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements arise out of or result from any material breach of the representation and warranty contained in this Paragraph 3, resulting from gross negligence, willful misfeasance, bad faith, or reckless disregard of duties of Adviser including a failure to comply with the diversification requirements described in this Paragraph 3. Adviser, may rely on Treasury Regulation Section 1.817-5(a)(2) in the event of a material breach of diversification requirements under Section 817(h) as described this Paragraph 3.

     4.   BROKERAGE

     In selecting brokers or dealers to execute transactions on behalf of the Portfolio, the Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser will consider factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Portfolio and/or other accounts over which the Adviser or its affiliates exercise investment discretion.

     5.   INFORMATION PROVIDED TO THE TRUST

     The Adviser will keep the Trust informed of developments materially affecting the Portfolio's portfolio, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

     6.   STANDARD OF CARE

     The Adviser shall exercise its best judgment in rendering the services listed in paragraph 2 above. Except as provided in paragraph 3 above, Adviser shall not be liable for any error of judgment or mistakes of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability, to the Trust or to its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

     7.   COMPENSATION

     In consideration of the services rendered pursuant to this Agreement, the Trust will pay the Adviser on the first business day of each week a fee for the prior week which is an amount equivalent on an annual basis to .10% of the average daily net assets of the Portfolio.

     The fee for the period from the date the Portfolio commences its investment operations to the end of the month during which the Portfolio commences its investment operations shall be prorated according to the proportion that such period bears to the full weekly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full weekly period and shall be payable upon the date termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Trust's Prospectus and/or the Statement.

     8.   EXPENSES

     The Adviser will bear all expenses in connection with performance of its services under this Agreement. The Trust will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory, sub-investment advisory and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs regulatory compliance; and costs associated with maintaining the Trust's legal existence and shareholder relations.

     9.   SERVICES TO OTHER COMPANIES OR ACCOUNTS

     The Trust understands that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts, and as investment adviser to other investment companies, and the Trust has no objection to the Adviser's so acting, provided that whenever the Portfolio and one or more other investment companies or other clients advised by the Adviser have available funds for investment, transactions in such securities will generally be allocated daily among the clients pro rata in relation to the size of the order, using the daily average price. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio; however, Adviser agrees that the Portfolio shall not be disadvantaged in relation to other clients of Adviser when the same or similar advice or decisions are made for more than one client. In addition, the Trust understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     10.  TERM OF AGREEMENT

     This Agreement shall become effective as of the date the Portfolio commences its investment operations and continue for an initial two-year term and shall continue thereafter so long such continuance is specifically approved at least annually by the Board of Trustees of the Trust or (ii) a vote of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the Portfolio's outstanding voting on securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not interested persons (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting such approval. This agreement is terminable, without penalty on 60 days written notice, by the board of Trustees of the Trust or by vote of holders of a majority of assignment (as defined in the 1940 Act). This agreement will also terminate automatically in the event of its assignment; (as defined in the 1940 Act). This Agreement may not be terminated by Adviser without the prior approval of a new Investment Advisory Agreement by a vote of a majority of the outstanding voting securities of the Portfolio.

     11.  REPRESENTATION BY THE TRUST

     The Trust represents that a copy of the Trust's Agreement and Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and with the City of Boston.

     12.  LIMITATION OF LIABILITY

     The Trust and the Adviser agree that the obligations of the Trust under this Agreement shall not be binding upon any of the Trustees, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Trust individually, but are binding only upon the assets and property of the Trust as provided in the Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees, and signed by an authorized officer of the Trust acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust as provided in the Agreement and Declaration of Trust.

     13.  INFORMATION AND REPORTS TO CALIFORNIA COMMISSIONER

     Adviser agrees that it shall furnish to the California Commissioner of Insurance any information or reports concerning the Trust or the Portfolio as the Commissioner, in the performance of his or her duties, may reasonably request.

     14.  BOOKS AND RECORDS

     Adviser acknowledges that all books and records which it maintains for the Trust in performing its duties under this Agreement are the property of the Trust and subject to its control; provided, however, that during the term of this Agreement the Trust shall not exercise such control so as to interfere with the performance of the Adviser's duties hereunder.

     15.  DELEGATION OF PROXY VOTING RESPONSIBILITY

     TAMIC shall be responsible for voting proxies on securities held by the Portfolio for delegating such responsibility to a Sub-Adviser appointed pursuant to this Agreement. TAMIC represents that it or its delegee has adopted and implemented written policies and procedures reasonably designed to ensure that it will vote proxies in the best interest of the Portfolio and its shareholders, which policies and procedures describe how TAMIC or its delegee addresses material conflicts of interest between its interests and those of the Portfolio with respect to proxy voting. TAMIC shall furnish the Trust with such information reasonably requested by the Trust, in such form as may be requested, as is necessary (1) for a summary description of TAMIC's or its delegee's proxy voting policies and procedures to be included in the registration statement with respect to the Trust, and (2) for the proxy voting record for the Portfolio to be filed with the SEC in accordance with the requirement of Form N-PX (or any successor form).

     If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

                                        Very truly yours,
                                        THE ZERO COUPON BOND FUND PORTFOLIOS
                                        (SERIES 2005)
                                        OF THE TRAVELERS SERIES TRUST

                                        By:
                                           ---------------------------------

Accepted:
Travelers Asset Management
   International Company LLC

By:
   --------------------------------

                                  APPENDIX A-5

       (FORM OF NEW INVESTMENT ADVISORY AGREEMENT FOR THE SEPARATE FUNDS)

                          INVESTMENT ADVISORY AGREEMENT

     INVESTMENT ADVISORY AGREEMENT made as of this 30th day of June, 2005, between Travelers Asset Management International Company LLC a limited liability company duly organized and existing under the law of the state of New York (hereinafter "TAMIC") and [NAME OF SEPARATE FUND] (hereinafter the "Trust"), a Massachusetts business trust established in Massachusetts by a Declaration of Trust dated [DATE OF DECLARATION], as amended and/or restated from time to time (the "Declaration of Trust").

                                   WITNESSETH:

     WHEREAS, the Trust and TAMIC wish to enter into an agreement setting forth the terms upon which TAMIC will perform certain services for the Trust.

     NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree as follows:

1. The Trust hereby employs TAMIC to manage the investment and reinvestment of the assets of the Trust and to perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust (hereinafter the "Board") for the period and on the terms herein set forth. TAMIC hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation herein provided.

2. In carrying out these obligations to manage the investment and reinvestment of the assets of the Trust, TAMIC shall:

     a. obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the investment policy of the Trust, affecting the economy generally and individual companies or industries, the securities of which are included in the Trust's portfolio or are under consideration for inclusion therein;

     b. be authorized to purchase supplemental research and other services from brokers at additional cost to the Trust;

     c. regularly furnish to the Board recommendations with respect to any investment program for approval, modification or rejection by the Board;

     d. take such steps as are necessary to implement the investment program approved by the Board;

     e. regularly report to the Board with respect to implementation of the approved investment program and any other activities in connection with the administration of the assets of the Trust; and

     f. vote proxies on securities held by the Trust or delegate such responsibility to a sub-adviser appointed pursuant to this Agreement. TAMIC represents that it or its delegee has adopted and implemented written policies and procedures reasonably designed to ensure that it will vote proxies in the best interest of the Trust and its shareholders, which policies and procedures describe how TAMIC or its delegee addresses material conflicts of interest between its interests and those of the Trust with respect to proxy voting. TAMIC shall furnish the Trust with such information reasonably requested by the Trust, in such form as may be requested, as is necessary (1) for a summary description of TAMIC's or its delegee's proxy voting policies and procedures to be included in the registration statement with respect to the Trust, and (2) for the proxy voting record for the Trust to be filed with the SEC in accordance with the requirement of Form N-PX (or any successor form).

3. TAMIC may engage a sub-adviser to furnish investment management information and advice to assist TAMIC in carrying out its responsibilities under this Agreement. TAMIC shall remain responsible for ensuring that each sub-adviser conducts its operations in a manner consistent with the terms of this Agreement

4. Any investment program undertaken by TAMIC pursuant to this Agreement and any other activities undertaken by TAMIC on behalf of the Trust shall at all times be subject to any directives of the Board or any duly constituted committee thereof acting pursuant to like authority.

5. For the services rendered hereunder, TAMIC will receive an amount equivalent on an annual basis to [INSERT FEE SCHEDULE],

     such fees to be deducted on each valuation date.

6. The services of TAMIC to the Trust hereunder are not to be deemed exclusive and TAMIC shall be free to render similar services to others so long as its services hereunder are not impaired or interfered with thereby.

7. If approved by a vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act of 1940), this Investment Advisory Agreement:

     a. may not be terminated by TAMIC, without the prior approval of a new Investment Advisory Agreement by a vote of a majority of the outstanding voting securities of the Trust, and shall be subject to termination, without the payment of any penalty, upon sixty days' written notice to the investment adviser, by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Trust;

     b. shall not be amended without prior approval of a majority of the outstanding voting securities of the Trust;

     c.   shall automatically terminate upon assignment by either party; and

     d. shall continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved (i) at least annually by a vote of a majority of the Board of Trustees who are not parties to, or interested persons of any party to, such agreement, cast in person at a meeting called for the purpose of voting on such approval and at which the Board has been furnished such information as may be reasonably necessary to evaluate the terms of said agreement, or (ii) by a vote of a majority of the outstanding voting securities of the Trust.

8. This Agreement is made on behalf of the Trust by an officer or Trustee of the Trust, not individually, but solely as an officer or Trustee under the Declaration of Trust, and the obligations under this Agreement are not binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust personally, but shall bind only the Trust's property.

9. TAMIC agrees that it shall furnish to the California Commissioner of Insurance any information or reports concerning the Trust as the Commissioner, in the performance of his or her duties, may request.

10. TAMIC hereby acknowledges that all books and records relating to the services provided to the Trust hereunder are the property of the Trust and subject to its control; provided, however, that during the term of the Agreement, the Trust shall not exercise such control so as to interfere with the performance of TAMIC's duties hereunder.

11. This Investment Advisory Agreement is subject to the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the parties hereto have caused this Investment Advisory Agreement to be signed by their respective officials thereunto duly authorized and seals to be affixed, in the case of TAMIC, as of the day and year first above written.

                [NAME OF FUND]

                 By:
                   ----------------------------------
                     Chairman,Board of Trustees

WITNESS:

----------------------------
Secretary, Board of Trustees

                TRAVELERS ASSET MANAGEMENT
                INTERNATIONAL COMPANY LLC

                By:
                  ---------------------------------
                     President

ATTEST:(Seal)

-------------------
Corporate Secretary

                                   APPENDIX B

(FORM OF NEW SUBADVISORY AGREEMENT FOR MONDRIAN INTERNATIONAL STOCK PORTFOLIO.)

                        INVESTMENT SUBADVISORY AGREEMENT
                              ENTERED INTO BETWEEN
              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC
                                       AND
                      MONDRIAN INVESTMENT PARTNERS, LIMITED

     This Investment Subadvisory Agreement (the "Agreement") is entered into as of May 1, 2005, by and between Travelers Asset Management International Company LLC, a limited liability company duly organized and existing under the laws of the State of New York ("TAMIC"), and Mondrian Investment Partners, Limited ("Mondrian"), a limited partnership duly organized and existing under the laws of England and Wales (the "Subadviser").

     WHEREAS, TAMIC and The Travelers Series Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and organized as a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory Agreement dated March 20, 1998, (the "Investment Advisory Agreement"), a copy of which is attached as Exhibit A hereto;

     WHEREAS, pursuant to the Investment Advisory Agreement, TAMIC has agreed to provide investment management and advisory services to the Mondrian International Stock Portfolio (formerly Lazard International Stock Portfolio), a series of the Trust (the "Portfolio"); and

     WHEREAS, the Investment Advisory Agreement provides that TAMIC may engage a duly organized subadviser, to furnish investment information, services and advice to assist TAMIC in carrying out its responsibilities under the Investment Advisory Agreement, provided that TAMIC obtains the consent and approval of the Board of Trustees of the Trust (the "Board") and a majority of those trustees who are not parties to the Investment Advisory Agreement or "interested persons" of any party thereto in accordance with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, TAMIC desires to retain the Subadviser to render investment advisory services to TAMIC in the manner and on the terms set forth in this Agreement, and the Subadviser desires to provide such services.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, TAMIC and the Subadviser agree as follows:

     1.   INVESTMENT DESCRIPTION; APPOINTMENT

     (a) INVESTMENT DESCRIPTION. The Trust desires to employ its capital relating to the Portfolio by investing and reinvesting in investments of the kind and in accordance with the investment objective(s), policies and limitations specified in the prospectus (the "Prospectus") and the statement of additional information (the "SAI") filed with the Securities and Exchange Commission (the "SEC") as part of the Trust's Registration Statement on Form N-lA, as may be periodically amended. TAMIC agrees to provide promptly copies of all amendments and supplements to the current Prospectus and the SAI, and copies of any procedures adopted by the Board applicable to the Subadviser and any amendments thereto (the "Board Procedures"), to the Subadviser on an on-going basis. Until TAMIC delivers any such amendment or supplement or Board Procedures, the Subadviser shall be fully protected in relying on the last Prospectus and SAI and any Board Procedures, if any, previously furnished to the Subadviser. TAMIC shall also promptly inform the Subadviser of the results of any audits or examinations by regulatory authorities pertaining to the Subadviser's responsibilities for the Portfolio. TAMIC shall also promptly inform the Subadviser of any litigation, injunction, action or proceeding pertaining to the Subadviser's responsibilities for the Portfolio. TAMIC further agrees to furnish the Subadviser with any materials or information that the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

     (b) APPOINTMENT OF SUBADVISER. TAMIC hereby engages the services of the Subadviser in connection with the investment and reinvestment of the Portfolio's assets. Pursuant to this Agreement and subject to the oversight and supervision by TAMIC and the Board, the Subadviser shall manage the investment and reinvestment of the Portfolio's assets. Subject to the terms and conditions of this Agreement, the Subadviser hereby accepts the engagement by TAMIC in the foregoing capacity and agrees, at the Subadviser's own expense, to render the services set forth herein and to provide the office space, furnishings, equipment, and personnel required by the Subadviser to perform these services on the terms and for the compensation provided in this Agreement. Except as specified herein, the Subadviser agrees that it shall not delegate any material obligation assumed pursuant to this Agreement to any third PARTY without first obtaining the written consent of both the Trust and TAMIC.

     2.   SERVICES AS SUBADVISER

     Subject to the supervision, direction and approval of the Board and TAMIC, the Subadviser shall conduct a continual program of investment, evaluation, sale, and reinvestment of the Portfolio's assets. The Subadviser is authorized, in its sole discretion and without prior consultation with TAMIC, to: (a) obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain companies as such information relates to securities which are purchased for or considered for purchase in the Portfolio;
(b) manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies as stated in the Prospectus and the SAI, rules and regulations under the 1940 Act; (c) make investment decisions for the Portfolio;
(d) place purchase and sale orders for portfolio transactions on behalf of the Portfolio and manage otherwise uninvested cash assets of the Portfolio; (e) price such Portfolio securities as TAMIC and Subadviser shall mutually agree upon from time to time; (f) execute account documentation, agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio (in such respect, and only for this limited purpose, the Subadviser shall act as TAMIC's and the Trust's agent and attorney-in-fact); and
(g) employ professional portfolio managers and securities analysts who provide research services to the

Portfolio. The Subadviser shall in general take such action as is appropriate to effectively manage the Portfolio's investment practices. In addition,

     (i) The Subadviser shall furnish TAMIC routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions and performance of the Portfolio, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Portfolio and discuss the management of the Portfolio with TAMIC and the Board as either or both shall from time to time reasonably request.

     (ii) The Subadviser shall maintain and preserve the records specified in
Section 17 of this Agreement and any other records related to the Portfolio's transactions as are required under any applicable state or federal securities law or regulation including: the 1940 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act), and the Investment Advisers Act of 1940, as amended (the "Advisers Act"). TAMIC and the Trust shall maintain and preserve all other books and records for the Portfolio as required under such rules. The Subadviser shall furnish to TAMIC all information relating to the Subadviser's services hereunder reasonably requested by TAMIC within a reasonable period of time after TAMIC makes such request.

     (iii) The Subadviser shall comply with Board Procedures and any amendments thereto provided to the Subadviser by TAMIC or the Trust.

     (iv) The Subadviser shall maintain a written code of ethics (the "Code of Ethics") that it reasonably believes complies with the requirements of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act, a copy of which will be provided to TAMIC and the Trust, and shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rules 204A-1 and 17j-1) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it will provide to TAMIC and the Trust upon any reasonable request.

     (v) The Subadviser shall manage the investment and reinvestment of the assets of the Portfolio in a manner consistent with the requirements of Subchapter M and the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"). TAMIC shall promptly provide the Subadviser with copies of the requirements of Subchapter M and the diversification requirements of Section 817(h) of the Code and any changes or modification to such provisions. The Subadviser will also manage the investments of the Portfolio in a manner consistent with any and all applicable investment restrictions (including diversification requirements) contained in the 1940 Act and the rules and regulations thereunder, any SEC no-action letter or order applicable to the Trust, and any applicable state securities law or regulation. TAMIC shall provide Subadviser with copies of any such SEC no-action letter or order.

     3.   INFORMATION AND REPORTS

     (a) The Subadviser shall keep the Trust and TAMIC informed of developments relating to its duties as subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Portfolio. In this regard, the Subadviser shall provide the Trust, TAMIC, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Trust and TAMIC may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser will provide TAMIC and the Board with reports regarding the Subadviser's management of the Portfolio during the most recently completed quarter, to include written certifications that the Portfolio is in compliance with the Portfolio's investment objectives and practices, the 1940 Act and applicable rules and regulations under the 1940 Act, and the requirements of Subchapter M and the diversification requirements of Section 817(h) under the Code, and otherwise in such form as may be mutually agreed upon by the Subadviser and TAMIC. The Subadviser also shall certify quarterly to the Trust and TAMIC that it and its "advisory persons" (as defined in Rule 17j-1) have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Subadviser's Code of Ethics to the Trust and TAMIC. Upon written request of the Trust or TAMIC with respect to violations of the Code of Ethics directly affecting the Portfolio, the Subadviser shall permit representatives of the Trust or TAMIC to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

     (b) Each of TAMIC and the Subadviser will provide the other party with a list, to the best of TAMIC's or the Subadviser's respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of TAMIC or the Subadviser, as the case may be, and each of TAMIC and the Subadviser agrees promptly to update such list whenever TAMIC or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

     (c) The Subadviser will also provide TAMIC with any information reasonably requested regarding its management of the Portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the SEC.

     4.   RULE 38a-1 COMPLIANCE

     The Subadviser represents, warrants and agrees that it has adopted and implemented, and throughout the term of this Agreement will maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect of the Trust could affect the Trust, by the Trust, of "federal securities laws" (as defined in Rule 38a-1 under the 1940 Act), and that the Subadviser has provided the Trust with true and complete copies of its policies and procedures (or summaries thereof) and related information requested by the Trust. The Subadviser agrees to cooperate with periodic reviews by the Trust's compliance personnel of the Subadviser's policies and procedures, their operation and implementation and other compliance matters and to provide to the Trust from time to time such additional information and certifications in respect of the Subadviser's policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Trust's compliance personnel may reasonably request. Subadviser agrees to promptly notify TAMIC of any material compliance violations which affect the Portfolio.

     5.   STANDARD OF CARE

     The Subadviser shall exercise its reasonable judgment and shall act in good faith and use reasonable care and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement.

     6.   SUBADVISER'S DUTIES REGARDING PORTFOLIO TRANSACTIONS

     (a) Placement of Orders. The Subadviser shall take all actions that it considers necessary to implement the investment policies of the Portfolio, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Portfolio with brokers or dealers the Subadviser selects. To that end, the Subadviser is authorized as the Trust's agent to give instructions to the Trust's custodian as to deliveries of securities or other investments and payments of cash for the Portfolio's account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Subadviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Trust's current Prospectus and SAI, subject to provisions (b), (c) and (d) of this Section 5.

     (b) Selection of Brokers and Dealers. To the extent permitted by the policy guidelines set forth in the Trust's current Prospectus and SAI, in the selection of brokers and dealers to execute portfolio transactions, the Subadviser is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that the Subadviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Subadviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Subadviser a higher commission than that charged by other brokers and dealers if the Subadviser determines in good faith that the amount of the commission is reasonable in relation to the value of the services in terms of either the particular transaction or in terms of the Subadviser's overall responsibilities with respect to the Portfolio and to any other client accounts or portfolios that the Subadviser advises. The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

     (c) Soft Dollar Arrangements. On an ongoing basis, but not less often than annually, the Subadviser shall identify and provide a written description to the Trust and TAMIC of all "soft dollar" arrangements that the Subadviser maintains with respect to the Portfolio or with brokers or dealers that execute transactions for the Portfolio, and of all research and other services provided to Subadviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Portfolio transactions to the broker or dealer. Prior to the commencement of the active management of the Portfolio, and periodically thereafter, but not less often than annually, the Subadviser shall provide the Trust and TAMIC with a written description of all arrangements with third parties and other individuals, entities, brokers, or money management firms that have or may receive or share in the payment of fees for services under this Agreement.

     (d) Aggregated Transactions. On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Portfolio as well as other clients, the Subadviser is authorized, but not required, to aggregate purchase and sale orders for securities or futures contracts held (or to be held) by the Portfolio with similar orders being made on the same day for other client accounts or portfolios that the Subadviser manages. When an order is so aggregated, the Subadviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Subadviser reasonably considers equitable and consistent with its fiduciary obligations to the Portfolio and its other clients. The Subadviser, TAMIC and the Trust recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.

     7.   COMPENSATION

     In consideration of the services rendered, the facilities furnished, and the expenses assumed pursuant to this Agreement, TAMIC will pay the Subadviser a fee at the annual rate of 0.425% of the Portfolio's average daily net assets for the first $100 million and 0.30% of the Portfolio's average daily net assets over $100 million. The parties understand that the fee will be calculated daily and paid monthly. The Subadviser shall have no right to obtain compensation directly from the Trust or the Portfolio for services provided hereunder and agrees to look solely to TAMIC for payment of fees due. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Subadviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Prospectus and the SAI, and on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined.

     8.   EXPENSES

     The Subadviser shall bear all expenses (excluding expenses to be borne by either the Portfolio or the Trust as described in the following sentence) in connection with the performance of its services under this Agreement. The Trust will bear certain other expenses to be incurred in its operation, including, but not limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's trustees who are not "interested persons" of the Trust; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws;
(vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) insurance premiums for fidelity bond and other coverage; (x) investment management fees; (xi) expenses of typesetting for printing prospectuses and statements of additional information and supplements thereto;
(xii) expenses of printing and mailing prospectuses and statements of additional information and supplements thereto; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and legal obligations that the Portfolio may have to indemnify the Trust's trustees, officers and/or employees or agents with respect thereto.

     9.   SERVICES TO OTHER COMPANIES OR ACCOUNTS

     TAMIC understands that the Subadviser and its affiliates now act, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as an investment manager or adviser to other investment companies, including any offshore entities or private accounts. TAMIC has no objection to the Subadviser and its affiliates so acting, PROVIDED, that, whenever the Portfolio and one or more other investment companies or accounts managed or advised by the Subadviser and its affiliates have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula reasonably believed to be equitable to each such company and account. TAMIC represents that the Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio and that the Trust also understands that the persons employed by the Subadviser to assist in the performance of the Subadviser's duties under this Agreement may not devote their full time to such service, and that nothing contained in this Agreement shall be deemed to limit or restrict the right of the Subadviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement shall not in any way limit or restrict the Subadviser or any of its directors, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement.

     10.  DELEGATION OF PROXY VOTING RIGHTS

     The Subadviser shall be responsible for voting proxies on securities held by the Portfolio. The Subadviser represents that is has adopted and implemented written policies and procedures that are, and are reasonably designed to ensure that the Subadviser will vote proxies, in compliance with the 1940 Act and the rules and regulations thereunder. The Subadviser shall provide the Trust in a timely manner with (1) such records of its proxy voting on behalf of the

Portfolio as necessary for the Trust to comply with the requirements of Form N-PX, or any successor law, rule, regulation, or SEC position, and (2) such information as necessary for a summary description of the Subadviser's proxy voting policies and procedures to be included in the registration statement with respect to the Trust.

     11.  AFFILIATED BROKERS

     The Subadviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Portfolio, subject to: (a) the requirement that the Subadviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Trust's current prospectus and SAI; (b) the provisions of the 1940 Act and the Advisers Act; (c) the provisions of the 1934 Act, including, but not limited to, Section 11(a) thereof; and (d) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Subadviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Subadviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Portfolio or the Trust for these services in addition to the Subadviser's fees for services under this Agreement.

     12.  CUSTODY

     Nothing in this Agreement shall require the Subadviser to take or receive physical possession of cash, securities, or other investments of the Portfolio.

     13.  TERM OF AGREEMENT; TERMINATION OF AGREEMENT; AMENDMENT OF AGREEMENT

     (a) TERM. This Agreement shall become effective May 1, 2005 (the "Effective Date"), and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act.

     (b) TERMINATION. This Agreement may be terminated, without penalty, (i) by the Board or by vote of holders of a majority of the outstanding shares of the Portfolio upon sixty (60) days' written notice to TAMIC and Subadviser, (ii) by TAMIC upon 60 days' written notice to the Trust and Subadviser, or (iii) by Subadviser upon 60 days' written notice to the Trust and TAMIC. This Agreement will also terminate automatically in the event of its assignment or in the event of the assignment or termination of the Investment Advisory Agreement.

     (c) AMENDMENT. This Agreement may be amended by the parties only if the amendment is specifically approved by: (i) a majority of those trustees who are not parties to this Agreement or "interested persons" of any party cast in person at a meeting called for the purpose of voting on the Agreement's approval; and (ii) if required by applicable law, the vote of a majority of outstanding shares of the Portfolio.

     14.  REPRESENTATIONS AND COVENANTS OF TAMIC

     TAMIC represents and covenants to Subadviser as follows:

     (a) It is duly organized and validly existing under New York law with the power to own and possess its assets and carry on its business as the business is now being conducted.

     (b) The execution, delivery and performance by TAMIC of this Agreement are within TAMIC's powers and have been duly authorized by all necessary limited liability company action and by the Board of Trustees of the Trust, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of TAMIC for the execution, delivery and performance of this Agreement by the parties hereto, and the execution, delivery and performance of this Agreement by the parties hereto does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) TAMIC's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon TAMIC.

     (c) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

     (d) It has met, and shall continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory of industry self-regulatory agency, necessary to be met by TAMIC in order to perform the services contemplated by this Agreement.

     (e) It (i) is registered with the SEC as an investment adviser under the Advisers Act, (ii) is registered and licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so licensed, and (iii) shall promptly notify the Subadviser of the occurrence of any event that would disqualify TAMIC from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

     (f) It acknowledges that it has received a copy of the Subadviser's Form ADV and the Form ADV for [Mondrian Investment Partners (U.S.), Inc.] [what will this entity be doing?, Would we need to appoint them as a sub-adviser as well?] at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to the Trust.

     (g) The Trust is registered as an open-end management investment company under the 1940 Act and that the Trust's shares representing interests in the Portfolio are registered under the Securities Act of 1933 and under any applicable state securities laws.

     (h) It shall carry out its responsibilities under this Agreement in compliance with (i) federal and state law, including securities law, governing its activities; (ii) the Portfolio's investment objective, policies, and restrictions, as set forth in the Prospectus and SAI, as amended from time to time; and (iii) any policies or directives as the Board may from time to time establish or issue and communicate to TAMIC in writing. The Trust shall promptly notify

TAMIC in writing of changes to (ii) or (iii) above, and upon receipt of such notice, TAMIC shall promptly notify the Subadviser in writing of such changes to
(ii) or (iii) above.

     15.  REPRESENTATIONS AND COVENANTS OF THE SUBADVISER

     The  Subadviser represents and covenants to TAMIC as follows:

     (a) It is duly organized and validly existing under the laws of England and Wales with the power to own and possess its assets and carry on its business as this business is now being conducted.

     (b) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary action on the part of its board of directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance of this Agreement by the parties hereto, and the execution, delivery and performance of this Agreement by the parties hereto does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Subadviser.

     (c) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

     (d) It has met, and shall continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement.

     (e) It (i) is registered with the SEC as an investment adviser under the Advisers Act, (ii) is registered or licensed as an investment adviser under the laws of jurisdictions in which its activities require it to be so registered or licensed, and (iii) shall promptly notify the Trust of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

     (f) It has provided TAMIC with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to TAMIC. The information contained in the Subadviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

     (g) It shall carry out its responsibilities under this Agreement in compliance with (i) federal and state law, including securities law, governing its activities; (ii) the Portfolio's investment objective, policies, and restrictions, as set forth in the Prospectus and SAI, as amended from time to time; and (iii) any policies or directives as the Board may from time to time establish or issue and that are communicated to the Subadviser in writing. The Trust or TAMIC shall promptly notify the Subadviser in writing of changes to
(ii) or (iii) above.

     16.  COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS

     The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

     17.  RECORDS

     (a) MAINTENANCE OF RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Portfolio's investments that are required to be maintained by the Trust pursuant to the requirements of paragraphs (b)(5),
(b)(6), (b)(7), (b)(9), (b)(10), and (f) of Rule 31a-1, as such may be amended from time to time, under the 1940 Act with respect to the Subadviser's responsibilities hereunder for the Portfolio (the "Portfolio's Books and Records").

     (b) OWNERSHIP OF RECORDS. The Subadviser agrees that the Portfolio's Books and Records are the Trust's property and further agrees to surrender promptly to the Trust or TAMIC the Portfolio's Books and Records upon the request of the Trust or TAMIC; PROVIDED, HOWEVER, that the Subadviser may retain copies of the records at its own cost. The Portfolio's Books and Records shall be made available, within two (2) business days of a written request, to the Trust's accountants or auditors during regular business hours at the Subadviser's offices. The Trust, TAMIC or their respective authorized representatives shall have the right to copy any records in the Subadviser's possession that pertain to the Portfolio or the Trust. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Portfolio's Books and Records shall be returned to the Trust or TAMIC. The Subadviser agrees that the policies and procedures it has established for managing the Portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the adviser/client relationship and management and operation of the Portfolio, shall be made available for inspection by the Trust, TAMIC or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

     18.  CONFIDENTIALITY.

     (a) NON-DISCLOSURE BY SUBADVISER. The Subadviser agrees that the Subadviser will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever, except as authorized in this Agreement or specifically by TAMIC or the Portfolio or Trust, or if this disclosure or use is required by federal or state regulatory authorities, the regulatory bodies of the Untied Kingdom or by a court of the United States, England and Wales or any other jurisdiction.

     (b) NON-DISCLOSURE EXCEPTIONS. The Subadviser may disclose the investment performance of the Portfolio; PROVIDED that the disclosure does not reveal the identity of TAMIC, the Portfolio, or the Trust. The Subadviser may also disclose that TAMIC, the Trust and Portfolio are the Subadviser's clients, PROVIDED that the disclosure does not reveal the investment performance or the composition of the Portfolio.

     19.  LIMITATION OF LIABILITY; INDEMNIFICATION

     (a) LIMITATION OF LIABILITY. Except as provided herein and as may otherwise be provided by the 1940 Act or other federal securities laws, TAMIC and its respective officers, directors, employees, agents, representatives or persons controlled by them (collectively, the "Related Parties") on the one hand, and the Subadviser and the Subadviser Related Parties on the other hand, shall not be liable to each other, the Trust or any shareholder of the Trust for any error or judgment, mistake of law, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any services to be rendered under this Agreement, except that TAMIC, the Subadviser and any respective Related Party shall be so liable by reason of conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

     (b) SUBADVISER INDEMNITY TO TAMIC. The Subadviser agrees to indemnify and defend TAMIC and TAMIC's Related Parties for any loss, liability, cost, damage, or expenses (including reasonable investigation and defense costs and reasonable attorneys fees and costs) arising out of any claim, demand, action, suit, or proceeding arising out of (i) the Subadviser's conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement, or (ii) any actual or alleged material misstatement or omission in the Trust's registration statement, any proxy statement, or communication to current or prospective investors in the Portfolio relating to disclosure about the Subadviser or the Subadviser's management of the Portfolio provided in writing to TAMIC or the Trust by the Subadviser or which has been reviewed and approved by the Subadviser.

     (c) TAMIC INDEMNITY TO SUBADVISER. TAMIC agrees to indemnify and defend the Subadviser and the Subadviser's Related Parties for any loss, liability, cost, damage, or expenses (including reasonable investigation and defense costs and reasonable attorneys fees and costs) arising out of any claim, demand, action, suit, or proceeding arising out of (i) TAMIC's conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement, or (ii) any actual or alleged material misstatement or omission in the Trust's registration statement, any proxy statement, or other communication to current or prospective investors in the Portfolio (other than a misstatement or omission relating to disclosure about the Subadviser or the Subadviser's management of the Portfolio provided in writing to TAMIC or the Trust by the Subadviser or which has been reviewed and approved by the Subadviser).

     (d) INDEMNIFICATION PROCEDURES. Promptly after receipt of notice of the commencement of any action by a party seeking to be indemnified under this
Section 19 (the "Indemnified Party"), the Indemnified Party shall, if a claim in respect thereof is to be made against a party against whom indemnification is sought under this Section 19 (the "Indemnifying Party"), notify the Indemnifying Party in writing of the commencement thereof; PROVIDED, HOWEVER, that the omission to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to any Indemnified Party otherwise than under the provisions hereof, and shall relieve it from liability hereunder only to the extent that such omission results in the forfeiture by the Indemnifying Party of rights or defenses with respect to such action. In any action or proceeding, following provision of proper notice by the Indemnified Party of the existence of such action, the Indemnifying Party shall be entitled to participate in any such action and, to the extent that it shall wish, participate jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel of its choice (unless any conflict of interest requires the appointment of separate counsel), and after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense of the action, the Indemnifying Party shall not be liable to such Indemnified Party hereunder for any legal expense of the other counsel subsequently incurred without the Indemnifying Party's consent. The Indemnified Party shall cooperate in the defense or settlement of claims so assumed. The Indemnifying Party shall not be liable hereunder for the settlement by the Indemnified Party for any claim or demand unless the Indemnifying Party has previously approved the settlement or it has been notified of such claim or demand and has failed to provide a defense in accordance with the provisions hereof. In the event that any proceeding involving the Indemnifying Party shall be commenced by the Indemnified Party in connection with the Agreement, or the transactions contemplated hereunder, and such proceeding shall be finally determined by a court of competent jurisdiction in favor of the Indemnifying Party, the Indemnified Party shall be liable to the Indemnifying Party for any reasonable attorney's fees and direct costs relating to such proceedings. The indemnifications provided in this Section 19 shall survive the termination of this Agreement.

     20.  SURVIVAL

     All representations and warranties made by the Subadviser and TAMIC herein shall survive for the duration of this Agreement and the parties hereto shall notify each other in writing immediately upon becoming aware, but in no event later than five (5) days after becoming aware, that any of the foregoing representations and warranties are no longer true.

     21.  USE OF NAME

     The Trust and TAMIC, together with its subsidiaries and affiliates may use the names "Mondrian Investment Partners Limited" or "Mondrian" or any derivative thereof or logo associated therewith in offering materials of the Portfolio only with the prior written approval of the Subadviser and only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, provided that the Trust and TAMIC agree that "Limited" or "Ltd." shall also be used when the name "Mondrian Investment Partners" is used. At such time as this Agreement shall no longer be in effect, the Trust and TAMIC together with its subsidiaries and affiliates each agree that they shall cease to use such names or any other name indicating that it is advised by or otherwise connected with the Subadviser (except to the extent that the Trust and TAMIC may be required by law to disclose the former name and/or subadviser of the Portfolio or disclosure of such former name and/or subadviser is reasonably necessary to avoid investor confusion), and shall promptly change its name accordingly. The Trust acknowledges that it has adopted the name "Mondrian Investment Partners Limited", or "Mondrian" or any derivative thereof or logo associated therewith in offering materials of the Portfolio only with the prior approval of the Subadviser and through permission of the Subadviser, and agrees that the Subadviser reserves to itself and any successor to its business the right to grant the non-exclusive right to use the aforementioned names or any similar names to any other corporation or entity, including but not limited to any investment company of which the Subadviser or any subsidiary or affiliate thereof or any successor to the business of any thereof shall be the investment adviser or subadviser.

     22.  LIMITATION ON CONSULTATION

     In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Trust or to any other investment company or investment company series for which TAMIC serves as investment adviser concerning transactions for the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

     23.  GOVERNING LAW

     This Agreement shall be governed by, construed under and interpreted and enforced in accordance with the laws of the state of New York, without regard to principles of conflicts of laws.

     24.  SEVERABILITY

     If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

     25. DEFINITIONS

     The terms "assignment," "affiliated person," and "interested person," when used in this Agreement, shall have the respective meanings specified in Section 2(a) the 1940 Act. The term "majority of the outstanding shares" means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares.

     26.  COUNTERPARTS

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                     TRAVELERS ASSET MANAGEMENT
                                        INTERNATIONAL COMPANY, LLC

                                        By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                     MONDRIAN INVESTMENT PARTNERS, LIMITED

                                        By:
                                          --------------------------------------
                                        Name:
                                        Title:

                                   APPENDIX C

                            CAPITAL APPRECIATION FUND
                             MONEY MARKET PORTFOLIO
                              HIGH YIELD BOND TRUST
                              MANAGED ASSETS TRUST
                           THE TRAVELERS SERIES TRUST

                 NOMINATING AND ADMINISTRATION COMMITTEE CHARTER

(a) Nominating and Administration Committee Membership

The Nominating and Administration Committee shall be composed entirely of non-interested and independent Trustees*.

(b) Board Nominations and Functions

1. The Committee shall nominate and elect candidates for "non-interested" Trustee membership on the Board of Trustees ("Board"). The Committee shall evaluate candidates' qualifications for Board membership as non-interested Trustees and their independence from the Funds' manager and other principal service providers. Persons selected must be non-interested and independent in terms of both the letter and the spirit of the Investment Company Act of 1940. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers.

2. The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board.

3. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4. The Committee shall periodically review Trustee compensation and shall recommend any appropriate changes to the non-interested and independent Trustees as a group.

---------------------------
* "Trustee" shall refer to both trustees and managers.

(c)   Committee Nominations and Functions

1. The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

(d) Other Powers and Responsibilities

1. The Committee shall monitor the performance of legal counsel employed by the Funds and the non-interested and independent Trustees, and shall be responsible for the supervision of counsel for the non-interested and independent Trustees.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

3. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

                                   SCHEDULE A

               INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

Fees billed by KPMG for services provided directly to each Fund during each of the last two fiscal years:

FUND                          BILLING DATE                AUDIT FEES              AUDIT-RELATED FEES             TAX FEES
----                          ------------                ----------              ------------------             --------
Convertible             ------------------------     -----------------------     -----------------------     ---------------------
Securities              ------------------------     -----------------------     -----------------------     ---------------------
Portfolio               ------------------------     -----------------------     -----------------------     ---------------------

Disciplined Mid         ------------------------     -----------------------     -----------------------     ---------------------
Cap Stock               ------------------------     -----------------------     -----------------------     ---------------------
Portfolio               ------------------------     -----------------------     -----------------------     ---------------------

Equity Income           ------------------------     -----------------------     -----------------------     ---------------------
Portfolio               ------------------------     -----------------------     -----------------------     ---------------------
                        ------------------------     -----------------------     -----------------------     ---------------------

Federated High          ------------------------     -----------------------     -----------------------     ---------------------
Yield Portfolio         ------------------------     -----------------------     -----------------------     ---------------------
                        ------------------------     -----------------------     -----------------------     ---------------------

Federated Stock         ------------------------     -----------------------     -----------------------     ---------------------
Portfolio               ------------------------     -----------------------     -----------------------     ---------------------
                        ------------------------     -----------------------     -----------------------     ---------------------

Large Cap               ------------------------     -----------------------     -----------------------     ---------------------
Portfolio               ------------------------     -----------------------     -----------------------     ---------------------
                        ------------------------     -----------------------     -----------------------     ---------------------

Mondrian                ------------------------     -----------------------     -----------------------     ---------------------
International           ------------------------     -----------------------     -----------------------     ---------------------
Stock Portfolio         ------------------------     -----------------------     -----------------------     ---------------------

MFS Mid Cap             ------------------------     -----------------------     -----------------------     ---------------------
Growth                  ------------------------     -----------------------     -----------------------     ---------------------
Portfolio               ------------------------     -----------------------     -----------------------     ---------------------

Mercury Large           ------------------------     -----------------------     -----------------------     ---------------------
Cap Core                ------------------------     -----------------------     -----------------------     ---------------------
Portfolio               ------------------------     -----------------------     -----------------------     ---------------------

Pioneer Fund            ------------------------     -----------------------     -----------------------     ---------------------
Portfolio               ------------------------     -----------------------     -----------------------     ---------------------
                        ------------------------     -----------------------     -----------------------     ---------------------

Social                  ------------------------     -----------------------     -----------------------     ---------------------
Awareness               ------------------------     -----------------------     -----------------------     ---------------------
Stock Portfolio         ------------------------     -----------------------     -----------------------     ---------------------

Travelers               ------------------------     -----------------------     -----------------------     ---------------------
Quality Bond            ------------------------     -----------------------     -----------------------     ---------------------
Portfolio               ------------------------     -----------------------     -----------------------     ---------------------

U.S.                    ------------------------     -----------------------     -----------------------     ---------------------
Government              ------------------------     -----------------------     -----------------------     ---------------------
Securities              ------------------------     -----------------------     -----------------------     ---------------------
Portfolio

Zero Coupon             ------------------------     -----------------------     -----------------------     ---------------------
Bond Fund               ------------------------     -----------------------     -----------------------     ---------------------
Portfolio (Series       ------------------------     -----------------------     -----------------------     ---------------------
2005)

Managed Assets          ------------------------     -----------------------     -----------------------     ---------------------
Trust                   ------------------------     -----------------------     -----------------------     ---------------------
                        ------------------------     -----------------------     -----------------------     ---------------------

Capital                 ------------------------     -----------------------     -----------------------     ---------------------
Appreciation            ------------------------     -----------------------     -----------------------     ---------------------
Fund                    ------------------------     -----------------------     -----------------------     ---------------------

High Yield              ------------------------     -----------------------     -----------------------     ---------------------
Bond Trust              ------------------------     -----------------------     -----------------------     ---------------------
                        ------------------------     -----------------------     -----------------------     ---------------------

Money Market            ------------------------     -----------------------     -----------------------     ---------------------
Portfolio               ------------------------     -----------------------     -----------------------     ---------------------
                        ------------------------     -----------------------     -----------------------     ---------------------

For each Fund's last two fiscal years, no fees were billed by KPGM that would be disclosed under the caption "All Other Fees" to any Fund.

Fees billed by KPMG for services provided to each Fund's Service Affiliates that relate directly to such Fund's operations and financial reporting:

FUND                         BILLING DATE            AUDIT-RELATED FEES (1)          TAX FEES (1)             ALL OTHER FEES (1)
----                         ------------            ----------------------          ------------             ------------------
Service                 ------------------------     -----------------------     -----------------------     ---------------------
Affiliates of           ------------------------     -----------------------     -----------------------     ---------------------
Convertible             ------------------------     -----------------------     -----------------------     ---------------------
Securities
Portfolio

Service                 ------------------------     -----------------------     -----------------------     ---------------------
Affiliates of           ------------------------     -----------------------     -----------------------     ---------------------
Disciplined Mid         ------------------------     -----------------------     -----------------------     ---------------------
Cap Stock
Portfolio

Service                 ------------------------     -----------------------     -----------------------     ---------------------
Affiliates of           ------------------------     -----------------------     -----------------------     ---------------------
Equity Income           ------------------------     -----------------------     -----------------------     ---------------------
Portfolio

Service                 ------------------------     -----------------------     -----------------------     ---------------------
Affiliates of           ------------------------     -----------------------     -----------------------     ---------------------
Federated High          ------------------------     -----------------------     -----------------------     ---------------------
Yield Portfolio

Service                 ------------------------     -----------------------     -----------------------     ---------------------
Affiliates of           ------------------------     -----------------------     -----------------------     ---------------------
Federated Stock         ------------------------     -----------------------     -----------------------     ---------------------
Portfolio

Service                 ------------------------     -----------------------     -----------------------     ---------------------
Affiliates of           ------------------------     -----------------------     -----------------------     ---------------------
Large Cap               ------------------------     -----------------------     -----------------------     ---------------------
Portfolio

Service                 ------------------------     -----------------------     -----------------------     ---------------------
Affiliates of           ------------------------     -----------------------     -----------------------     ---------------------
Mondrian                ------------------------     -----------------------     -----------------------     ---------------------
International
Stock Portfolio

Service                 ------------------------     -----------------------     -----------------------     ---------------------
Affiliates of           ------------------------     -----------------------     -----------------------     ---------------------
MFS Mid Cap             ------------------------     -----------------------     -----------------------     ---------------------
Growth Portfolio

Service                 ------------------------     -----------------------     -----------------------     ---------------------
Affiliates of           ------------------------     -----------------------     -----------------------     ---------------------
Mercury Large           ------------------------     -----------------------     -----------------------     ---------------------
Cap Core
Portfolio

Service                 ------------------------     -----------------------     -----------------------     ---------------------
Affiliates of           ------------------------     -----------------------     -----------------------     ---------------------
Pioneer Fund            ------------------------     -----------------------     -----------------------     ---------------------
Portfolio

Service                 ------------------------     -----------------------     -----------------------     ---------------------
Affiliates of           ------------------------     -----------------------     -----------------------     ---------------------
SocialAwareness         ------------------------     -----------------------     -----------------------     ---------------------
Stock Portfolio

Service                 ------------------------     -----------------------     -----------------------     ---------------------
Affiliates of           ------------------------     -----------------------     -----------------------     ---------------------
Travelers               ------------------------     -----------------------     -----------------------     ---------------------
Quality Bond
Portfolio

Service                 ------------------------     -----------------------     -----------------------     ---------------------
Affiliates of           ------------------------     -----------------------     -----------------------     ---------------------
U.S.                    ------------------------     -----------------------     -----------------------     ---------------------
Government
Securities
Portfolio

Service                 ------------------------     -----------------------     -----------------------     ---------------------
Affiliates of           ------------------------     -----------------------     -----------------------     ---------------------
Zero Coupon             ------------------------     -----------------------     -----------------------     ---------------------
Bond Fund
Portfolio (Series
2005)

Service                 ------------------------     -----------------------     -----------------------     ---------------------
Affiliates of           ------------------------     -----------------------     -----------------------     ---------------------
Managed Assets          ------------------------     -----------------------     -----------------------     ---------------------
Trust

Service                 ------------------------     -----------------------     -----------------------     ---------------------
Affiliates of           ------------------------     -----------------------     -----------------------     ---------------------
Capital                 ------------------------     -----------------------     -----------------------     ---------------------
Appreciation
Fund

Service                 ------------------------     -----------------------     -----------------------     ---------------------
Affiliates of           ------------------------     -----------------------     -----------------------     ---------------------
High Yield              ------------------------     -----------------------     -----------------------     ---------------------
Bond Trust\

Service                 ------------------------     -----------------------     -----------------------     ---------------------
Affiliates of           ------------------------     -----------------------     -----------------------     ---------------------
Money Market            ------------------------     -----------------------     -----------------------     ---------------------
Portfolio

(1) This amount reflects the fees billed to Service Affiliates of the Fund for non-audit services relating directly to the operations and financial reporting of the Fund (which services also related to the operations and financial reporting of all investment companies within the funds complex).

For periods prior to May 6, 2003, the amounts shown above under "Audit-Related Fees," "Tax Fees" and "All Other Fees" relate to permitted non-audit services that would have been subject to pre-approval if the SEC rules relating to pre-approval of non-audit services had been in effect. During the periods indicated in the table above, no services described under "Audit-Related Fees," "Tax Fees" or "All Other Fees" were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate fees billed by KPMG for each Fund's two most recent fiscal years for non-audit services rendered to each Fund and to each Fund's Service Affiliates:

                                                          AGGREGATE FEES PAID        AGGREGATE FEES PAID
                                                         FOR FISCAL YEAR ENDED     FOR FISCAL YEAR ENDED
FUND                                                       DECEMBER 31, 2003         DECEMBER 31, 2004
----                                                     ---------------------     ---------------------
Convertible Securities Portfolio                                   $                        $

Disciplined Mid Cap Stock Portfolio                                $                        $

Equity Income Portfolio                                            $                        $

Federated High Yield Portfolio                                     $                        $

Federated Stock Portfolio                                          $                        $

Large Cap Portfolio                                                $                        $

Mondrian International Stock Portfolio                             $                        $

MFS Mid Cap Growth Portfolio                                       $                        $

MFS Value Portfolio                                                $                        $

Mercury Large Cap Core Portfolio                                   $                        $

Pioneer Fund Portfolio                                             $                        $

Social Awareness Stock Portfolio                                   $                        $

Travelers Quality Bond Portfolio                                   $                        $

U.S. Government Securities Portfolio                               $                        $

Zero Coupon Bond Fund Portfolio (Series 2005)                      $                        $

Managed Assets Trust                                               $                        $

Capital Appreciation Fund                                          $                        $

High Yield Bond Trust                                              $                        $

Money Market Portfolio                                             $                        $

                       FORM OF PROXY [SEPARATE FUND FORM]

                    VOTING INSTRUCTIONS FORM - [NAME OF FUND]

The Travelers Insurance Company           The Travelers Life and Annuity Company

Citicorp Life Insurance Company           First Citicorp Life Insurance Company

Voting Instructions solicited by The Travelers Insurance Company, The Travelers Life and Annuity Company, Citicorp Life Insurance Company, and First Citicorp Life Insurance Company in connection with a solicitation of proxies by the Board of Trustees of [name of Fund] (the "Fund") for a special meeting of shareholders of the Fund to be held on June 10, 2005.

I hereby instruct The Travelers Insurance Company, The Travelers Life and Annuity Company, Citicorp Life Insurance Company, or First Citicorp Life Insurance Company, as appropriate, to vote the shares of Fund as to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund to be held on June 10, 2005 at 9:00 a.m. Eastern Time, at One Cityplace, Hartford, Connecticut 06103, or any adjournment(s) thereof, as follows:

Please vote by marking the appropriate box below:

                                                                                        For      Against     Abstain
1. To approve a new investment advisory agreement for the Portfolio.                    [ ]        [ ]         [ ]

                                                                                        For      Against     Abstain
2. To approve a manager of managers proposal for the Portfolio.                         [ ]        [ ]         [ ]

3. Election of Trustee.                                                                 For      Withhold
Elizabeth Forget has been nominated by the Board of Trustees of the Fund to serve
   until her successor is elected and qualified.                                        [ ]        [ ]

I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated May __, 2005. I realize that if I return this form without providing any instructions regarding a proposal, my timely returning of this form will be deemed to be an instruction to vote in favor of the proposal.

These voting instructions may be revoked prior to the special meeting by notifying the secretary of The Travelers or the secretary of the Fund, in writing by 5:00 p.m. on June 9, 2005.

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."

Signature and title: ________________   Signature (joint owners): ______________

Date: _______________________________   Date: __________________________________

                           FORM OF PROXY [TRUST FORM]

                 VOTING INSTRUCTIONS FORM - [NAME OF] PORTFOLIO

The Travelers Insurance Company         The Travelers Life and Annuity Company

Citicorp Life Insurance Company         First Citicorp Life Insurance Company

Voting Instructions solicited by The Travelers Insurance Company, The Travelers Life and Annuity Company, Citicorp Life Insurance Company, and First Citicorp Life Insurance Company in connection with a solicitation of proxies by the Board of Trustees of The Travelers Series Trust (the "Trust") for a special meeting of shareholders of the [name of] Portfolio (the "Portfolio") of the Trust to be held on June 10, 2005.

I hereby instruct The Travelers Insurance Company, The Travelers Life and Annuity Company, Citicorp Life Insurance Company, or First Citicorp Life Insurance Company, as appropriate, to vote the shares of the Portfolio of the Trust as to which I am entitled to give instructions at the Special Meeting of Shareholders of the Portfolio to be held on June 10, 2005 at 9:00 a.m. Eastern Time, at One Cityplace, Hartford, Connecticut 06103, or any adjournment(s) thereof, as follows:

Please vote by marking the appropriate box below:

                                                                                        For      Against     Abstain
1. To approve a new investment advisory agreement for the Portfolio.                    [ ]        [ ]         [ ]

                                                                                        For      Against     Abstain
2. To approve a manager of managers proposal for the Portfolio.                         [ ]        [ ]         [ ]

3. Election of Trustee                                                                  For      Withhold
Elizabeth Forget has been nominated by the Board of Trustees of the Trust to serve
   until her successor is elected and qualified.                                        [ ]        [ ]

4. To approve a new subinvestment advisory agreement for the Portfolio [ONLY FOR        For      Against     Abstain
      THE MONDRIAN PORTFOLIO.]                                                          [ ]        [ ]         [ ]

I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated May __, 2005. I realize that if I return this form without providing any instructions regarding a proposal, my timely returning of this form will be deemed to be an instruction to vote in favor of the proposal.

These voting instructions may be revoked prior to the special meeting by notifying the secretary of The Travelers or the secretary of the Trust, in writing by 5:00 p.m. on June 9, 2005.

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."

Signature and title: ________________       Signature (joint owners): __________

Date: ________________________________      Date: ______________________________